As filed with the Securities and Exchange Commission on September 23, 2005

                                                    1933 Act File No. 033-13019
                                                    1940 Act File No. 811-05083

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       Pre-Effective Amendment No. ___         [ ]
                       Post-Effective Amendment No. 31         [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                       Amendment No. 32                        [X]


                        VAN ECK WORLDWIDE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 99 Park Avenue
                            New York, New York 10016
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 687-5200

                           Thaddeus Leszczynski, Esq.
                         Van Eck Associates Corporation
                                 99 Park Avenue
                            New York, New York 10016
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Philip Newman, Esq.
                               Goodwin Procter LLP
                                 Exchange Place
                                 53 State Street
                           Boston, Massachusetts 02109

It is proposed that this filing will become effective (check appropriate box)
        [ ] immediately upon filing pursuant to paragraph (b)
        [X] on September 25, 2005 pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on [date] pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
        [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                        VAN ECK WORLDWIDE INSURANCE TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

         Cover Sheet

         Contents of Registration Statement

         Combined Prospectus for S Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

         Single Prospectus for S Class shares of Worldwide Hard Assets Fund

         Combined Statement of Additional Information for S Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

         Single Statement of Additional Information for S Class shares of Worldwide Hard Assets Fund

         Part C - Other Information

         Signature Page

         Exhibits

                                                                  VAN ECK GLOBAL
                                                       WORLDWIDE INSURANCE TRUST
                                                                      PROSPECTUS

                                                              SEPTEMBER 26, 2005








                                            WORLDWIDE BOND FUND
                                               WORLDWIDE EMERGING MARKETS FUND
                                                  WORLDWIDE HARD ASSETS FUND
                                                     WORLDWIDE REAL ESTATE FUND

                                                                (S CLASS SHARES)


                                 THESE  SECURITIES  HAVE NOT BEEN APPROVED OR
                                 DISAPPROVED  EITHER  BY THE  SECURITIES  AND
                                 EXCHANGE  COMMISSION  (SEC) OR  BY ANY STATE
                                 SECURITIES  COMMISSION.  NEITHER THE SEC NOR
                                 ANY  STATE  COMMISSION  HAS  PASSED UPON THE
                                 ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                                 CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                   GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS

I.    THE FUNDS

INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

      WORLDWIDE BOND FUND                                                      2
      WORLDWIDE EMERGING MARKETS FUND                                          5
      WORLDWIDE HARD ASSETS FUND                                               8
      WORLDWIDE REAL ESTATE FUND                                              12

II.   ADDITIONAL INVESTMENT STRATEGIES                                        15


OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

III.  HOW THE FUNDS ARE MANAGED                                               24

MANAGEMENT OF THE FUNDS, FUND EXPENSES, TAXES, AND SHAREHOLDER INQUIRIES.

IV.   FINANCIAL HIGHLIGHTS                                                    30

I.    THE FUNDS

VAN ECK WORLDWIDE INSURANCE TRUST IS A MUTUAL FUND (THE "TRUST") COMPRISED OF FIVE SEPARATE SERIES (EACH, A "FUND"). VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE FUNDS.

THIS SECTION INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1.    WORLDWIDE BOND FUND (S CLASS)


The Fund offers three classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class"), Class R1 shares which became available for purchase on May 1, 2004, and S Class shares which commenced operations on September 26, 2005. The classes are virtually identical in their investment strategies and risks. The S Class, however, differs from the other classes in that it pays an additional distribution and service fee for the additional shareholders services it offers. This prospectus pertains only to the offering of S Class shares of the Fund.


OBJECTIVE

The Worldwide Bond Fund seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety of debt securities.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in investment grade debt securities rated B or better by Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Fund may also invest in unrated securities of comparable quality in the Adviser's opinion. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"), and then only in lower-rated debt issued by governments or government agencies. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

During normal economic conditions, the Fund intends to invest in debt issued by domestic and foreign governments (and their agencies and subdivisions), multi-national entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. The Fund will also invest in corporate bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

The Adviser expects the Fund's average maturity to range between three and ten years. The Adviser seeks bonds with a high relative value. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. Normally, the Fund will be invested in at least three countries besides the United States.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. Prices of fixed income securities, and with them the Fund's share value, tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are subject to greater risks than investment grade debt securities and are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund may engage in active and frequent trading to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk. Long-term investments entail greater risk of loss than short-term investments The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

2  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

I.    THE FUNDS / WORLDWIDE BOND

WORLDWIDE BOND FUND PERFORMANCE


The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Bond Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


WORLDWIDE BOND FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

   17.30   2.53   2.38   12.75   -7.82   1.88   -5.11   21.66   18.16   9.15
--------------------------------------------------------------------------------
    `95    `96    `97     `98     `99    `00     `01     `02     `03    `04

During the period covered, the Fund's highest quarterly return was 11.07% for the quarter ended 3/31/95. The lowest quarterly return was -5.41% for the quarter ended 3/31/01.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS(+)

As of December 31, 2004
                                               1 YEAR       5 YEAR      10 YEAR
  Initial Class
    Return Before Taxes                          9.15%       8.69%        6.86%

  Citigroup World Government Bond Index(*)      10.35%       8.79%        7.60%

(*) The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

      The Citigroup World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


(+)   Initial Class Inception Date: 9/1/89; S Class Inception Date: 9/26/05.


3  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE BOND FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.


An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.


WORLDWIDE BOND FUND(oo)
Shareholder Transaction Expenses                                      N/A


ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)                     S CLASS
  Management/Administration Fees                                        1.00%
  Distribution (12b-1) fees(*)                                          0.15%
  Other Expenses                                                        0.27%
TOTAL FUND OPERATING EXPENSES                                           1.42%

(*) The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(oo) S Class shares were not offered by the Fund in 2004. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year for the Initial Class.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE


  1 year                                  $145
  3 years                                 $449
  5 years                                 $776
  10 years                                $1,702


4  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                     I.   THE FUNDS / WORLDWIDE EMERGING MARKETS

2.    WORLDWIDE EMERGING MARKETS FUND (S CLASS)


The Fund offers three classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class"), Class R1 shares which became available for purchase on May 1, 2004, and S Class shares which commenced operations on September 26, 2005. The classes are virtually identical in their investment strategies and risks. The S Class, however, differs from the other classes in that it pays an additional distribution and service fee, for the additional shareholders services it offers. This prospectus pertains only to the offering of S Class shares of the Fund.


OBJECTIVE

The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES

The Fund emphasizes investment in countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth. Under normal conditions, the Fund will invest at least 80% of its net assets in emerging countries or emerging market equity securities. These include issues of companies in emerging countries, issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

The Fund generally invests in common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, securities of investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities. The Fund may also invest in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. By investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are less liquid and more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. The Fund may invest in securities of other investment companies, which may involve additional fees such as management and other fees. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, the Fund is subject to leverage risk.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

5  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE EMERGING MARKETS FUND PERFORMANCE


The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total return of Van Eck Worldwide Emerging Markets Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distributin (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


WORLDWIDE EMERGING MARKETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,

    26.82   -11.61   -34.15   100.28   -41.87   -1.69   -3.02   54.19   25.89
--------------------------------------------------------------------------------
     `96      `97      `98     `99       `00     `01     `02     `03     `04

During the period covered, the Fund's highest quarterly return was 56.88% for the quarter ended 12/31/99. The lowest quarterly return was -29.46% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE EMERGING MARKETS FUND
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2004

                                         1 YEAR      5 YEAR      LIFE OF FUND(+)
Initial Class
  Return Before Taxes                    25.89%      1.47%       5.16%

MSCI Emerging Markets Free Index(*)      25.95%      4.59%       4.29%

(*)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The index includes only stocks available for purchase by foreign (e.g., U.S.) investors.

      The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


(+)   Initial Class Inception Date: 12/21/95; (index return calculated from
12/31/95); S Class Inception Date: 9/26/05.


6  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

WORLDWIDE EMERGING MARKETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.


An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.


WORLDWIDE EMERGING MARKETS FUND(oo)
Shareholder Transaction Expenses                                  N/A


ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)              S CLASS
  Management/Administration Fees                               1.00%
  Distribution (12b-1) Fees(*)                                 0.15%
  Other Expenses                                               0.39%
  Fees/Expenses Waived or Reimbursed                           0.03%
NET ANNUAL OPERATING EXPENSES                                  1.51%

(*)   The distribution fee is an ongoing fee charged against the daily net assets of the S Class sharse. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(oo) S Class shares were not offered by the Fund in 2004. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year for the Initial Class.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE


  1 year                                  $154
  3 years                                 $484
  5 years                                 $827
  10 years                                $1,832


7  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

3.    WORLDWIDE HARD ASSETS FUND (S CLASS)


The Fund offers three classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class"), Class R1 shares which became available for purchase on May 1, 2004, and S Class shares which commenced operations on September 26, 2005. The classes are virtually identical in their investment strategies and risks. The S Class, however, differs from the other classes in that it pays an additional distribution and service fee, for the additional shareholders services it offers. This prospectus pertains only to the offering of S Class shares of the Fund.


OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its net assets in "hard asset" securities. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to:

      1.   Precious metals

      2.   Natural resources

      3.   Real estate

      4.   Commodities

In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

The Fund may invest more than 50% of its assets in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector.

Under normal circumstances, the Fund will invest in at least three countries including the United States. However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Adviser believes that hard asset securities can produce long-term capital appreciation and help protect capital against inflation during cyclical economic expansions. Hard asset security values may move independently of industrial shares, so a hard asset portfolio can offset the fluctuations--and perhaps increase the return --of an industrial equity portfolio.

Worldwide Hard Assets Fund invests in a number of securities, and utilizes a number of techniques, that are covered in detail in the "Additional Investment Strategies" Section.

The Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), debt securities, asset loaded securities, rights, warrants, derivatives, directly and indirectly in commodities, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares that are restricted to nationals or residents of a given country. Direct investments are generally considered illiquid and will be included with other illiquid investments. This total will be subject to the Fund's limits on illiquid investing.

The Fund may invest up to 10% of its net assets in precious metals, either bullion or coins. The Fund may invest up to 10% of its net assets in asset-backed securities such as collateralized mortgage obligations ("CMOs") and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets are excluded from this 10% limitation. The Fund uses derivatives to gain exposure to hard asset securities and to hedge exposure to hard asset securities. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest up to 20% of its assets in debt securities not linked to hard assets. These securities include those either rated in the higher grades, for example, A or better by Standard & Poor's (S&P), or believed by the Fund's Adviser to be equivalent to higher-rated securities. The Fund has a flexible investment strategy regarding its investments in debt instruments seeking to take advantage of the yield curve.

8  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            1. THE FUNDS / WORLDWIDE HARD ASSETS

The Fund's investments in short-term instruments will consist primarily of high grade debt securities or unrated securities of comparable quality issued by corporations, or by the U.S or foreign governments, their agencies and instrumentalities. The Fund seeks high quality debt securities with maturities of 10 years or less and a portfolio of 3 to 4 years. The Fund may borrow up to 30% of its assets to buy more securities.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. The Fund is subject to risks associated with its investments in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

9  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE HARD ASSETS FUND PERFORMANCE


The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Hard Assets Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


WORLDWIDE HARD ASSETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,

   10.99  18.04  -1.67   -30.93   21.00  11.41   -10.45   -2.85  44.78   24.23
--------------------------------------------------------------------------------
    `95    `96    `97      `98     `99    `00      `01     `02    `03     `04

During the period covered, the Fund's highest quarterly return was 18.63% for the quarter ended 12/31/03. The lowest quarterly return was -19.05% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS(+)

As of December 31, 2004
                                            1 YEAR      5 YEAR      10 YEAR
Initial Class
  Return Before Taxes                       24.23%      11.76%        6.50%
Standard & Poor's 500 Index(*)              10.87%      -2.30%       12.05%
Goldman Sachs Natural Resources Index(t)    22.62%       5.55%         N/A

(*) The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(t) The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

     The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of the fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


(+)  Initial Class Inception Date: 9/1/89; S Class Inception Date: 9/26/05.


10 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE HARD ASSETS

WORLDWIDE HARD ASSETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.


An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.


WORLDWIDE HARD ASSETS FUND(oo)
Shareholder Transaction Expenses                                   N/A


ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)                   S CLASS
  Management/Administration Fees                                     1.00%
  Distribution (12b-1) Fees(*)                                       0.15%
  Other Expenses                                                     0.20%
TOTAL FUND OPERATING EXPENSES                                        1.35%

(*)   The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(oo) S Class shares were not offered by the Fund in 2004. Thus expenses, such as "Other Expenses" are based upon expenses for the current fiscal year for the Initial Class.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE


   1 year                                 $137
   3 years                                $428
   5 years                                $739
   10 years                               $1,624


11 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

4.    WORLDWIDE REAL ESTATE FUND (S CLASS)


The Fund offers three classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class"), Class R1 shares which became available for purchase on May 1, 2004, and S Class shares which commenced operations on September 26, 2005. The classes are virtually identical in their investment strategies and risks. The S Class, however, differs from the other classes in that it pays an additional distribution and service fee, for the additional shareholders services it offers. This prospectus pertains only to the offering of S Class shares of the Fund.


OBJECTIVE

The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of domestic and foreign companies that own significant property or principally do business in real estate. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

The Fund may also invest up to 20% of its assets in debt securities of real estate companies or in equity or debt securities of non-real estate companies. The Fund will not invest more than 20% of its assets in debt securities rated lower than "Baa" (junk bonds) by Moody's. The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

Normally, the Fund will invest in at least three countries, including the United States. The Adviser expects to concentrate on investments in the U.S., Canada, Hong Kong, Singapore, Malaysia, Japan, Australia, Spain, France, the Netherlands, and the United Kingdom. The Fund may also invest in other non-U.S. markets, including emerging markets in Asia, Latin America, and Eastern Europe.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. The Fund is also subject to the risks associated with investment in junk bonds. The Fund may engage in active and frequent trading to achieve its investment objectives. As a result, the Fund may suffer increased transaction costs that may affect performance. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

12 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE REAL ESTATE

WORLDWIDE REAL ESTATE FUND PERFORMANCE


The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Real Estate Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


WORLDWIDE REAL ESTATE FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

     -11.35      -2.01      18.71       5.34      -4.48      34.50      36.21
--------------------------------------------------------------------------------
      `98         `99        `00        `01        `02       `03         `04

During the period covered, the Fund's highest quarterly return was 18.38% for the quarter ended 9/30/97. The lowest quarterly return was -14.45% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE REAL ESTATE FUND(+)
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2004
                                          1 YEAR      5 YEAR     LIFE OF FUND(+)
Initial Class
  Return Before Taxes                      36.21%      16.95%       11.52%

Citigroup World Property Index(*)          36.56%      17.90%        7.95%
Standard & Poor's 500 Index(t)             10.87%      -2.30%        5.84%

(*) The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share value) of companies eligible for the Index.

(t) The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

     The Citigroup World Property Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


(+) Initial Class Inception Date: 6/23/97; (index returns calculated from 6/30/97). S Class Inception Date: 9/26/05.


13 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE REAL ESTATE FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.


An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.


WORLDWIDE REAL ESTATE FUND(oo)
Shareholder Transaction Expenses                               N/A


ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)                 S CLASS
  Management/Administration Fees                                  1.00%
  Distribution (12b-1) Fees(*)                                    0.15%
  Other Expenses                                                  0.45%
  Fees/Expenses Waived or Reimbursed                              0.25%
NET ANNUAL OPERATING EXPENSES                                     1.35%

(*)   The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(oo) S Class shares were not offered by the Fund in 2004. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year for the Initial Class.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE


   1 year                                 $137
   3 years                                $481
   5 years                                $847
   10 years                               $1,879


14 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

II.   ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK

An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

PORTFOLIO HOLDINGS

Generally, it is the Funds' policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds' portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI.

OTHER INVESTMENT TECHNIQUES AND RISKS

ASSET-BACKED SECURITIES

FUNDS                          All Funds

DEFINITION                     Represent securitized pools of consumer loans and
                               other assets unrelated to mortgages.

RISK Asset-backed securities have slightly different risk characteristics than other fixed-income securities, due to the fact that the principal on the underlying loans may be prepaid at any time. Generally, rates of prepayment increase when interest rates decline. Principal and interest payments depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

BORROWING AND LEVERAGE

FUNDS                          All Funds

DEFINITION                     Borrowing to invest more is called "leverage."
                               The Funds may borrow in amounts not to exceed 30% of its net assets to buy more securities. The
                               Funds must maintain assets equal to 300% of its borrowings, and must sell securities to maintain that margin, even if the sale hurts the Funds' investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only via negotiated loan agreements with commercial banks or other institutional lenders.

15 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

FUNDS                          All Funds

DEFINITION                     Asset-backed securities backed by pools of
                               mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK Mortgage holders often refinance when interest rates fall; reinvestment of prepayments at lower rates can reduce the yield of the CMO. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

FUNDS                          All Funds

DEFINITION                     Debt securities are usually thought of as bonds,
                               but debt may be issued in other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market" - that is, they are traded by people other than their original issuers.

RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). Low-quality issues are considered more likely to default or fail than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by the Funds' Adviser.

16 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

DEFENSIVE INVESTING

FUNDS                          All Funds

DEFINITION                     A deliberate, temporary shift in portfolio
                               strategy which may be undertaken when markets start behaving in volatile or unusual ways. A
                               Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost" -- i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

FUNDS                          All Funds

DEFINITION                     A derivative is a security that derives its
                               present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                               Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Fund also invests in derivatives for their investment value.

                               Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                               For a complete discussion of the kinds of derivatives in which the Funds may invest, and of their risks, please see the SAI.

17 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

DIRECT INVESTMENTS

FUNDS                          All Funds except Worldwide Bond Fund

DEFINITION                     Investments made directly with an enterprise via
                               a shareholder or similar agreements--not via publicly traded shares or interests.

                               Direct investments may involve high risk of substantial loss. Such positions may be hard to sell because they are not listed on an exchange, and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price a Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. The Board of Trustees considers direct investments illiquid, and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

EMERGING MARKETS SECURITIES

FUNDS                          All Funds

DEFINITION                     Securities of companies that are primarily
                               located in developing countries. (See "Foreign
                               Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. The recent extraordinary returns in emerging markets securities may not recur. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

18 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

FREQUENT TRADING

FUNDS Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Bond Fund

DEFINITION                     The Fund may engage in active and frequent
                               trading of portfolio securities to achieve their principal investment objectives. The Financial
                               Highlights Table at the end of this Prospectus shows the Funds' portfolio turnover rates during the recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its investments two times during the course of the year.

RISK Increased trading will likely result in an increase in trading costs for the Funds, which can affect a Fund's return.

FOREIGN CURRENCY TRANSACTIONS

FUNDS                          All Funds

DEFINITION                     The money issued by foreign governments; the
                               contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK                           Foreign currencies shift in value against U.S.
                               currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above). Except for the Worldwide Bond Fund, the Fund may buy currency as an investment. Successful hedging or investing in currency requires successful predicting of currency prices, which is not always possible.

FOREIGN SECURITIES

FUNDS                          All Funds

DEFINITION                     Securities issued by foreign companies, traded in
                               foreign currencies, or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular.

                               Some of these risks may be reduced when the Fund invests indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares
                               (ADSs), Global Depositary Shares (GDSs), and securities of foreign investment funds or trusts, including passive foreign investment companies. These vehicles are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                               Russia: The Fund invests only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

19 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

INVESTMENTS IN OTHER INVESTMENT COMPANIES

FUNDS                          All Funds

DEFINITION                     Such  investments  are commonly used as a
                               practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities.

RISK Investments subject to the underlying risks of that investment company's portfolio securities or assets. The Fund will also bear its share of the investment company's fees and expenses.

                               ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline. ETFs and closed-end funds may trade at a premium or discount to their net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

INDEXED COMMERCIAL PAPER

FUNDS                          All Funds

DEFINITION                     For hedging purposes only, the Fund invests in
                               commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities, or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.

LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS                          All Funds

DEFINITION                     Emerging markets securities issuers are subject
                               to different disclosure requirements than those of U.S. and Western European issuers.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

FUNDS                          All Funds

DEFINITION                     The Fund may lend its securities, up to one-third
                               of the value of its portfolio, to broker/dealers.
                               Broker/dealers must collateralize (secure) these borrowings in full with cash, U.S. Government securities, or high-quality letters of credit.

RISK If a broker/dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.

20 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                               INVESTMENT POLICIES AND RISKS

LOW RATED DEBT SECURITIES

FUNDS                          All Funds

DEFINITION                     Debt securities, foreign and domestic, rated
                               "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. By definition, they involve more risk of default than do higher-rated issues.

MARKET TIMING

FUNDS                          All Funds


RISK Because shares of the Funds are sold exclusively to insurance companies to fund insurance company variable annuity and variable life insurance separate accounts, the Adviser cannot detect and prevent some shareholders ("market timers") from engaging in short-term trading, commonly referred to as "market timing," without the cooperation of these insurance companies. If the Adviser is unable to detect and prevent this practice, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.



NON-DIVERSIFICATION RISK

FUNDS                          Worldwide Bond Fund, Worldwide Hard Assets Fund,
                               Worldwide Real Estate Fund

DEFINITION                     Non-diversified funds may invest in fewer assets,
                               or in larger proportions of the assets of single companies or industries.

RISK The effect of non-diversification is that the Fund may invest a greater percentage of its assets in one issuer, as compared with diversified funds. Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

PARTLY PAID SECURITIES

FUNDS                          All Funds

DEFINITION                     Securities paid for on an installment basis. A
                               partly paid security trades net of outstanding installment payments. The buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

21 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

PRECIOUS METALS

FUNDS                          Worldwide Hard Assets Fund

DEFINITION                     Gold and silver in the form of bullion and coins,
                               which have no numismatic (collectible) value.
                               There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada, and Russia. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them. Both may cause investment losses or lost opportunities for profit. The Fund also incurs storage costs for bullion and coins.

REAL ESTATE SECURITIES

FUNDS                          Worldwide Hard Assets Fund, Worldwide Real Estate
                               Fund

DEFINITION                     The Funds may not invest in real estate directly,
                               but the Worldwide Hard Assets Fund may invest more than 50% of its assets and the Worldwide
                               Real Estate Fund, 100% of its assets, in real estate investment trusts (REITs) and other real estate industry companies or companies with substantial real estate investments.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.

22 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

REPURCHASE AGREEMENTS

FUNDS                          All Funds

DEFINITION                     In a repurchase agreement, the Fund acquires a
                               security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk that the collateral may be difficult to liquidate and that a counterparty may default on a "repo," which may result in the Funds losing money.

SHORT SALES

FUNDS                          All Funds except Worldwide Bond Fund

DEFINITION                     In a short sale, the Fund borrows an equity
                               security from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back and return it to the broker, making a profit.

RISK If the value of the security goes up, the Fund will have to buy it back at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in an account. (See the SAI for a complete definition of this account's liability.) This account cannot exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

FUNDS                          All Funds

DEFINITION                     Debt securities issued at a fixed price and
                               interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery so that its value, if and when the Fund takes possession of it, may be different than when and if the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.

23 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

III.  HOW THE FUNDS ARE MANAGED

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUNDS SELL SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUNDS.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser's ability to perform its obligations under the Investment Advisory Agreement.

MANAGEMENT OF THE FUNDS

While the Adviser may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the Fund, there may be certain differences between the Fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTOR


Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Fund has a distribution plan pursuant to Rule 12b-1 that provides for payments of up to 0.25% per year of the daily net assets of the S Class shares. The Fund currently charges a distribution and service fee of 0.15%. This fee compensates the Distributor for its distribution and shareholder services. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to each of the Funds. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2004, the Adviser's assets under the management were approximately $1.8 billion.

24 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

THE ADVISER, THE FUNDS, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Funds sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Funds do not foresee any disadvantages to shareholders from offering the Funds to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Funds. From time to time such Other Clients may enter contemporaneous trades with those of the Funds, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Funds are not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI.

FEES PAID TO THE ADVISER

Each Fund paid the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

PLAN OF DISTRIBUTION (12b-1)


Although the Fund offers three classes of shares to investors, only the S Class shares are subject to distribution (12b-1) and service fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, S Class shares are subject to a maximum distribution (12b-1) and service fee of 0.25% of average daily net assets of the class. Currently, the Fund's Board of Trustees has authorized a fee of 0.15%. Because the distribution and service fees are paid out of the Fund's assets on an on-going basis over time, these fees may cost you more than paying other types of sales charges. The offering of S Class shares commenced on September 26, 2005, and thus, distribution or service fees have not yet been accumulated or accounted.


25 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of industry experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

WORLDWIDE EMERGING MARKETS FUND

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for 14 years as a manager and analyst.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of industry experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989 as a portfolio manager and the Chief Investment Officer of the Adviser. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of the Adviser's funds' investment management teams.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

WORLDWIDE REAL ESTATE FUND

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

26 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

THE CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT
Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2.    TAXES

Each Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the Code). As such, the Funds will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Funds intend to invest so as to comply with special diversification requirements. It is possible that attempts to comply may, at times, call for decisions that would somewhat reduce investment performance.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

27 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

SHAREHOLDER INFORMATION

3.    HOW THE FUND SHARES ARE PRICED

SHARE PRICING

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

INSURANCE AND QUALIFIED PLAN EXPENSES

The fees and policies outlined in this prospectus are set by the Fund and by the Adviser. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan. For those fees, you will need to see the prospectus for your variable contract or your qualified plan.

28 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

4.    SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Funds' Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios of investments and may increase Fund expenses and negatively impact the Funds' performance.

The Funds invest portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Funds' investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, Emerging Markets Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Emerging Markets Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Funds discourage frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Funds' shares. The Funds have requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Funds immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Funds.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds' shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Funds' ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Funds' performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Funds, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Funds at the address on the cover page.

BUYING AND SELLING FUND SHARES

The Fund described in this prospectus is designed for use with certain variable insurance contracts and qualified pension plans. Because shares of the Fund are held by the insurance company or qualified plan involved, investors must follow the instructions provided by the insurance company or qualified plan for matters involving allocations to this Fund.

5.    SHAREHOLDER INQUIRIES

For further information about the Funds, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Funds at the address on the cover page.

29 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

IV.   FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance. The inception date of the S Class is September 26, 2005. Thus the S Class has not operated for a period for which performance can be measured. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. Accordingly, the financial highlights below display the Fund's Initial Class financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Additionally, total returns do not reflect the additional service fees for the S Class, and if those fees were reflected, the returns would be lower than those shown.


Worldwide Bond Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                              Initial Class Shares
                                                            --------------------------------------------------------
                                                                            Year Ended December 31,
                                                        ------------------------------------------------------------
                                                           2004        2003        2002          2001           2000
                                                          -----       -----       -----         -----          -----
Net Asset Value, Beginning of Period                    $ 13.31     $ 11.46     $  9.42       $ 10.37        $ 10.69
                                                        -------     -------     -------       -------        -------
Income From Investment Operations:
  Net Investment Income                                    0.64        0.53        0.35          0.57           0.52
  Net Realized and Unrealized Gain (Loss)
            on Investments and Foreign Currency
            Transactions                                   0.48        1.52        1.69         -1.08          -0.34
                                                        -------     -------     -------       -------        -------
Total from Investment Operations                           1.12        2.05        2.04         -0.51           0.18
                                                        -------     -------     -------       -------        -------
Less Dividends:
  Dividends from Net Investment Income                    -1.10       -0.20          --         -0.44          -0.50
                                                        -------     -------     -------       -------        -------
  Total Dividends                                         -1.10       -0.20          --         -0.44          -0.50
                                                        -------     -------     -------       -------        -------
            Redemption fees                               --(c)          --          --           --              --
                                                        -------     -------     -------       -------        -------
Net Asset Value, End of Period                          $ 13.33     $ 13.31     $ 11.46       $  9.42        $ 10.37
                                                        -------     -------     -------       -------        -------
                                                        -------     -------     -------       -------        -------
Total Return (a)                                          9.15%      18.16%      21.66%        -5.11%          1.88%
Ratios/Supplementary Data
Net Assets, End of Period (000)                         $64,353     $85,385     $95,040       $52,127        $74,083
Ratio of Gross Expenses to Average
  Net Assets                                              1.27%       1.21%       1.24%         1.24%          1.21%
Ratio of Net Expenses to Average
  Net Assets (b)                                          1.27%       1.19%       1.21%         1.19%          1.15%
Ratio of Net Investment Income to Average
  Net Assets                                              3.96%       3.58%       4.06%         4.62%          5.14%
Portfolio Turnover Rate                                      0%          6%         18%           22%            19%

(a)  Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Excluding interest expense
(c)  Amount represents less than $0.01 per share



30 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Emerging Markets Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                              Initial Class
                                                      -----------------------------------------------------------
                                                                         Year Ended December 31,
                                                      -----------------------------------------------------------
                                                            2004        2003        2002         2001        2000
                                                         -------     -------     -------      -------     -------
Net Asset Value, Beginning of Period                      $12.15      $ 7.89      $ 8.15       $ 8.29      $14.26
Income From Investment Operations:
  Net Investment Income (Loss)                              0.15        0.13        0.04         0.08       -0.03
  Net Realized and Unrealized
            Gain (Loss)
            on Investments, Swaps, Futures
            and Foreign Currency
            Transactions                                    2.98        4.14       -0.28        -0.22       -5.94
                                                      ----------  ----------  ----------   ----------   ---------
Total From Investment Operations                            3.13        4.27       -0.24        -0.14       -5.97
                                                      ----------  ----------  ----------   ----------   ---------

Less Dividends:
Dividend from Net Investment Income                        -0.07       -0.01       -0.02           --          --
                                                      ----------  ----------  ----------   ----------   ---------

Redemption fees                                            --(d)          --          --           --          --
                                                      ----------  ----------  ----------   ----------   ---------

Net Asset Value, End of Period                            $15.21      $12.15      $ 7.89       $ 8.15      $ 8.29
                                                      ----------  ----------  ----------   ----------   ---------
                                                      ----------  ----------  ----------   ----------   ---------
Total Return (a)                                          25.89%      54.19%      -3.02%       -1.69%     -41.87%

Ratios/Supplementary Data
Net Assets, End of Period (000)                         $169,845    $176,308    $149,262     $134,424    $129,047
Ratio of Gross Expenses to
            Average Net Assets                             1.39%       1.43%       1.36%        1.30%       1.33%
Ratio of Net Expenses to
            Average Net Assets (b)                      1.36%(c)    1.30%(c)    1.30%(c)        1.28%    1.26%(e)
Ratio of Net Investment Income (Loss)
            to Average Net Assets                       1.07%(c)    1.27%(c)    0.39%(c)        1.04%  (0.22)%(e)
Portfolio Turnover Rate                                      81%         63%        125%         135%        113%

(a)  Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Excluding interest expense.
(c)  Net effect of expense waiver, brokerage arrangement and custodian fee arrangement to average net assets for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002 was 0.03%, 0.09% and
     0.03% for Initial Class shares.
(d)  Amount represents less than $0.01 per share.
(e)  Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.


31 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Hard Assets Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                                      Initial Class Shares
                                                                  -----------------------------------------------------------
                                                                                    Year Ended December 31,
                                                                  -----------------------------------------------------------
                                                                        2004        2003        2002         2001        2000
                                                                     -------     -------     -------      -------     -------
Net Asset Value, Beginning of Period                                  $14.84     $ 10.30     $ 10.69      $ 12.07     $ 10.96
                                                                     -------     -------     -------      -------     -------
Income from Investment Operations:
              Net Investment Income                                     0.08        0.05        0.08         0.14        0.16
              Net Realized and Unrealized Gain (Loss) on
              Investments, Options, Swaps and Foreign
              Currency Transactions                                     3.50        4.54       -0.38        -1.39        1.07
                                                                     -------     -------     -------      -------     -------
Total from Investment Operations                                        3.58        4.59       -0.30        -1.25        1.23
                                                                     -------     -------     -------      -------     -------
Less Dividends:
              Dividends from Net Investment Income                     -0.06       -0.05       -0.09        -0.13       -0.12
                                                                     -------     -------     -------      -------     -------
Total Dividends                                                        -0.06       -0.05       -0.09        -0.13       -0.12
                                                                     -------     -------     -------      -------     -------
              Redemption fees                                          --(c)          --          --           --          --
                                                                     -------     -------     -------      -------     -------
                                                                     -------     -------     -------      -------     -------
Net Asset Value, End of Period                                        $18.36     $ 14.84     $ 10.30      $ 10.69     $ 12.07
                                                                     -------     -------     -------      -------     -------
                                                                     -------     -------     -------      -------     -------
Total Return (a)                                                      24.23%      44.78%      -2.85%      -10.45%      11.41%
Ratios/Supplementary Data
Net Assets, End of Period (000)                                     $190,206    $158,683     $97,978      $77,549     $98,728
Ratio of Gross Expenses to Average Net Assets                          1.20%       1.23%       1.23%        1.18%       1.16%
Ratio of Net Expenses to Average Net Assets (b)                        1.20%       1.23%       1.20%        1.15%       1.14%
Ratio of Net Investment Income to Average
  Net Assets                                                           0.54%       0.59%       0.68%        1.13%       1.41%
Portfolio Turnover Rate                                                  60%         43%         63%          86%        110%


(a)   Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)   Excluding interest expense.
(c)   Amount represents less than $0.01 per share.

      See Notes to Financial Statements


32 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Real Estate Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                                       Initial Class Shares
                                                                     -------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                     -------------------------------------------------------
                                                                       2004        2003         2002        2001        2000
                                                                     ------      ------       ------      ------      ------
Net Asset Value, Beginning of Period                                 $13.24      $10.07       $10.87      $10.62      $ 9.15
                                                                     ------      ------       ------      ------      ------
Income From Investment Operations:
      Net Investment Income                                            0.49        0.33         0.38        0.35        0.34
      Net Realized and Unrealized Gain (Loss) on
      Investments and Foreign Currency Transactions                    4.24        3.06        -0.85        0.20        1.33
                                                                     ------      ------       ------      ------      ------
Total From Investment Operations                                       4.73        3.39        -0.47        0.55        1.67
                                                                     ------      ------       ------      ------      ------
Less Dividends:
      Dividends from Net Investment Income                            -0.22       -0.22        -0.33        -0.3       -0.20
                                                                     ------      ------       ------      ------      ------
      Total Dividends                                                 -0.22       -0.22        -0.33        -0.3       -0.20
Redemption fees                                                       --(d)          --           --          --          --
                                                                     ------      ------       ------      ------      ------
Net Asset Value, End of Period                                       $17.75      $13.24       $10.07      $10.87      $10.62
                                                                     ------      ------       ------      ------      ------
                                                                     ------      ------       ------      ------      ------
Total Return (a)                                                     36.21%      34.50%       -4.48%       5.34%      18.71%
Ratios/Supplementary Data
Net Assets, End of Period (000)                                     $28,163     $19,344      $15,309     $13,947      $6,875
Ratio of Gross Expenses to Average Net Assets                         1.45%       1.49%        1.48%       1.62%       2.27%
Ratio of Net Expenses to Average Net Assets (c)                       1.20%       1.49%     1.46%(b)    1.50%(b)    1.45%(b)
Ratio of Net Investment Income to Average (c)
                                                                      3.52%       2.68%        3.04%       4.17%       4.21%
Portfolio Turnover Rate                                                 29%         19%         139%         74%        233%

(a)  Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Excluding interest expense.
(c)  Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets of the Initial
     Class shares for the years ended December 31, 2004, December 31, 2001 and December 31, 2000, was 0.25%, 0.07% and 0.12%,
     respectively.
(d)  Amount represents less than $0.01 per share.



33 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

YOUR INVESTMENT DEALER IS:

For more detailed information, see the
Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.

Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-221-2220, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Funds that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Funds. In particular, the Funds may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Funds.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                                                  VAN ECK GLOBAL
                                                       WORLDWIDE INSURANCE TRUST
                                                                      PROSPECTUS

                                                              SEPTEMBER 26, 2005





                                                WORLDWIDE HARD ASSETS FUND


                                                                (S CLASS SHARES)










                                 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                   GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS



I. WORLDWIDE HARD ASSETS FUND (CLASS S)                                       3

INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

II. ADDITIONAL INVESTMENT STRATEGIES                                          7

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.


III. HOW THE FUND IS MANAGED                                                 16


MANAGEMENT OF THE FUND, FUND EXPENSES, TAXES, AND SHAREHOLDER INQUIRIES.


IV. FINANCIAL HIGHLIGHTS                                                     22



2  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

I. WORLDWIDE HARD ASSETS FUND (S CLASS)

THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

FUND PROFILE


Van Eck Worldwide Insurance Trust is a mutual fund (the "Trust") comprised of separate series, one of which is the Worldwide Hard Assets Fund (the "Fund"). The Fund offers three classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class"), Class R1 shares which became available for purchase on May 1, 2004, and S Class shares which commenced operations on September 26, 2005. The classes are virtually identical in their investment strategies and risks. The S Class, however, differs from the other classes in that it pays an additional distribution and service fee for the additional shareholders services it offers. This prospectus pertains only to the offering of S Class shares of the Fund.


OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its net assets in "hard asset" securities. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to:

    1. Precious metals
    2. Natural resources
    3. Real estate
    4. Commodities

In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

The Fund may invest more than 50% of its assets in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector.

Under normal circumstances, the Fund will invest in at least three countries including the United States. However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Adviser believes that hard asset securities can produce long-term capital appreciation and help protect capital against inflation during cyclical economic expansions. Hard asset security values may move independently of industrial shares, so a hard asset portfolio can offset the fluctuations--and perhaps increase the return--of an industrial equity portfolio.


3  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                        1. WORLDWIDE HARD ASSETS

Worldwide Hard Assets Fund invests in a number of securities, and utilizes a number of techniques, that are covered in detail in the "Additional Investment Strategies" Section.

The Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), debt securities, asset loaded securities, rights, warrants, derivatives, directly and indirectly in commodities, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares that are restricted to nationals or residents of a given country. Direct investments are generally considered illiquid and will be included with other illiquid investments. This total will be subject to the Fund's limits on illiquid investing.

The Fund may invest up to 10% of its net assets in precious metals, either bullion or coins. The Fund may invest up to 10% of its net assets in asset-backed securities such as collateralized mortgage obligations ("CMOs") and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets are excluded from this 10% limitation. The Fund uses derivatives to gain exposure to hard asset securities and to hedge exposure to hard asset securities. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest up to 20% of its net assets in debt securities not linked to hard assets. These securities include those either rated in the higher grades, for example, A or better by Standard & Poor's (S&P) or believed by the Fund's Adviser to be equivalent to higher-rated securities. The Fund has a flexible investment strategy regarding its investments in debt instruments because it seeks to take advantage of the yield curve.

The Fund's investments in short-term instruments will consist primarily of high-grade debt securities or, unrated securities of comparable quality issued by corporations, or by the U.S or foreign governments, their agencies and instrumentalities. The Fund seeks high quality debt securities with maturities of 10 years or less and a portfolio of 3 to 4 years. The Fund may borrow up to 30% of its assets to buy more securities.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. The Fund is subject to risks associated with its investments in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.


4  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE HARD ASSETS FUND PERFORMANCE


The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Hard Assets Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


WORLDWIDE HARD ASSETS FUND (INITIAL CLASS)
ANNUAL TOTAL RETURNS (%)

As of December 31,

  10.99   18.04   -1.67   -30.93  21.00   11.41  -10.45   -2.85  44.78  24.23
-------------------------------------------------------------------------------
   `95     `96     `97      `98    `99     `00     `01     `02    `03    `04

During the period covered, the Fund's highest quarterly return was 18.63% for the quarter ended 12/31/03. The lowest quarterly return was -19.05% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution and service fees.

WORLDWIDE HARD ASSETS FUND(+)
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2004


-------------------------------------------------------------------------------
                                          1 YEAR        5 YEAR       10 YEAR
                                          (INITIAL)     (INITIAL)    (INITIAL)
-------------------------------------------------------------------------------
Return Before Taxes                       24.23%        11.76%        6.50%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Standard & Poor's 500 Index(*)            10.87%        -2.30%       12.05%
-------------------------------------------------------------------------------
Goldman Sachs Natural Resources Index(t)  22.62%         5.55%        n/a
-------------------------------------------------------------------------------

(*) The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(t) The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of the fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


(+) Initial Class Inception Date: 9/1/89; S Class Inception Date: 9/26/05.



5  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

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                                                        I. WORLDWIDE HARD ASSETS

WORLDWIDE HARD ASSETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Further, there may be additional expenses in connection with your insurance contract, not reflected below.


An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.

WORLDWIDE HARD ASSETS FUND (oo)
Shareholder Transaction Expenses                                           N/A

Annual Fund Operating Expenses (% of Net Assets)                       S Class
  Management/Administration Fees                                         1.00%
  Distribution (12b-1) Fees(*)                                           0.15%
  Other Expenses                                                         0.20%
TOTAL FUND OPERATING EXPENSES                                            1.35%

(oo) S Class shares were not offered by the Fund in 2004. Thus expenses, such as "Other Expenses" are based upon expenses for the current fiscal year for the Initial Class.

(*)   The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE


   1 year                                                     $137
   3 years                                                    $428
   5 years                                                    $739
   10 years                                                   $1,624



6  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

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II. ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK

An investment in the Fund involves "market risk" - the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

PORTFOLIO HOLDINGS

Generally, it is the Fund's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

OTHER INVESTMENT TECHNIQUES AND RISKS

ASSET-BACKED SECURITIES

DEFINITION                         Represent securitized pools of consumer loans
                                   and other assets unrelated to mortgages.

RISK Asset-backed securities have slightly different risk characteristics than other fixed-income securities, due to the fact that the principal on the underlying loans may be prepaid at any time. Generally, rates of prepayment increase when interest rates decline. Principal and interest payments depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.


BORROWING AND LEVERAGE

DEFINITION                         Borrowing to invest more is called
                                   "leverage." The Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities. The Fund must maintain assets equal to 300% of its borrowings, and must sell securities to maintain that margin, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expect to borrow only via negotiated loan agreements with commercial banks or other institutional lenders.


7  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

DEFINITION                         Asset-backed securities backed by pools of
                                   mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Fund invests in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK Mortgage holders often refinance when interest rates fall; reinvestment of prepayments at lower rates can reduce the yield of the CMO. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.


DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION                         Debt securities are usually thought of as
                                   bonds, but debt may be issued in other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market" - that is, they are traded by people other than their original issuers.

RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). Low-quality issues are considered more likely to default or fail than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by the Fund's Adviser.


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                                                   INVESTMENT POLICIES AND RISKS

DEFENSIVE INVESTING

DEFINITION                         A deliberate, temporary shift in portfolio
                                   strategy which may be undertaken when markets start behaving in volatile or unusual ways. A
                                   Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost" -- i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.


DERIVATIVES

DEFINITION                         A derivative is a security that derives its
                                   present value from the current value of
                                   another security. It can also derive its value from a commodity, a currency, or a securities index. The Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Fund also invests in derivatives for their investment value.

                                   Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.


RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                                   For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the Statement of Additional Information ("SAI").


9  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

DIRECT INVESTMENTS

DEFINITION                         Investments made directly with an enterprise
                                   via a shareholder or similar agreements--not via publicly traded shares or interests.

                                   Direct investments may involve high risk of substantial loss. Such positions may be hard to sell because they are not listed on an exchange, and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price a Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. The Board of Trustees considers direct investments illiquid, and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

                                   The Fund does not intend to invest more than 5% of assets in direct investments, but may invest up to 10% of its assets in such investments.


EMERGING MARKETS SECURITIES

DEFINITION                         Securities of companies that are primarily
                                   located in developing countries. (See
                                   "Foreign Securities," below, for basic
                                   information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. The recent extraordinary returns in emerging markets securities may not recur. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.


FREQUENT TRADING

DEFINITION                         The Fund may engage in active and frequent
                                   trading of portfolio securities to achieve their principal investment objectives. The
                                   Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its investments two times during the course of the year.


RISK Increased trading will likely result in an increase in trading costs for the Fund, which can affect a Fund's return.


10  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

FOREIGN CURRENCY TRANSACTIONS

DEFINITION                         The money issued by foreign governments; the
                                   contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above). The Fund may buy currency as an investment. Successful hedging or investing in currency requires successful predicting of currency prices, which is not always possible.


FOREIGN SECURITIES

DEFINITION                         Securities issued by foreign companies,
                                   traded in foreign currencies, or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular.

                                   Some of these risks may be reduced when the Fund invests indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and securities of foreign investment funds or trusts, including passive foreign investment companies. These vehicles are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                                   Russia: The Fund invests only in those
                                   Russian companies whose registrars have
                                   contracted to allow the Fund's Russian
                                   sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


11  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

INDEXED COMMERCIAL PAPER

DEFINITION                         For hedging purposes only, the Fund invests
                                   in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The
                                   Fund segregates asset accounts with an
                                   equivalent amount of cash, U.S. government securities, or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

DEFINITION                         Such investments are commonly used as a
                                   practical means by which the Fund may
                                   participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities.

RISK Investments subject to the underlying risks of that investment company's portfolio securities or assets. The Fund will also bear its share of the investment company's fees and expenses.

                                   ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline. ETFs and closed-end funds may trade at a premium or discount to their net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.


LACK OF RELIABLE FINANCIAL INFORMATION

DEFINITION                         Emerging markets securities issuers are
                                   subject to different disclosure requirements than those of U.S. and Western European issuers.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.


LOANS OF PORTFOLIO SECURITIES

DEFINITION                         The Fund may lend its securities, up to
                                   one-third of the value of its portfolio, to broker/dealers. Broker/dealers must collateralize (secure) these borrowings in full with cash, U.S. Government securities, or high-quality letters of credit.

RISK If a broker/dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.


12  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

LOW RATED DEBT SECURITIES

DEFINITION                         Debt securities, foreign and domestic, rated
                                   "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. By definition, they involve more risk of default than do higher-rated issues.


MARKET TIMING

RISK Because shares of the Fund are sold exclusively to insurance companies to fund insurance company variable annuity and variable life insurance separate accounts, the Adviser cannot detect and prevent some shareholders ("market timers") from engaging in short-term trading, commonly referred to as "market timing," without the cooperation of these insurance companies. If the Adviser is unable to detect and prevent this practice, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.


NON-DIVERSIFICATION RISK

DEFINITION                         Non-diversified funds may invest in fewer
                                   assets, or in larger proportions of the
                                   assets of single companies or industries.

RISK The effect of non-diversification is that the Fund may invest a greater percentage of its assets in one issuer, as compared with diversified funds. Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.


PARTLY PAID SECURITIES

DEFINITION                         Securities paid for on an installment basis.
                                   A partly paid security trades net of
                                   outstanding installment payments. The buyer
                                   "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.


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

PRECIOUS METALS

DEFINITION                         Gold and silver in the form of bullion and
                                   coins, which have no numismatic (collectible) value. There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada, and Russia. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them. Both may cause investment losses or lost opportunities for profit. The Fund also incurs storage costs for bullion and coins.


REAL ESTATE SECURITIES

DEFINITION                         The Fund may not invest in real estate
                                   directly, but the Fund may invest more than 50% of its assets in real estate investment trusts (REITs) and other real estate industry companies or companies with substantial real estate investments.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.


REPURCHASE AGREEMENTS

DEFINITION                         In a repurchase agreement, the Fund acquires
                                   a security for a short time while agreeing to sell it back at a designated price and time.
                                   The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk that the collateral may be difficult to liquidate and that a counterparty may default on a "repo," which may result in the Fund losing money.


SHORT SALES

DEFINITION                         In a short sale, the Fund borrows an equity
                                   security from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back and return it to the broker, making a profit.

RISK If the value of the security goes up, the Fund will have to buy it back at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in an account. (See the SAI for a complete definition of this account's liability.) This account cannot exceed 50% of the Fund's net assets.


14  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WHEN-ISSUED DEBT SECURITIES

DEFINITION                         Debt securities issued at a fixed price and
                                   interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the waiting period between purchase and delivery that its value, if and when the Fund takes possession of it, may be different than when and if the Fund committed to buy it. The Fund maintains reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.


15  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

III. HOW THE FUND IS MANAGED

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUND SELLS SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUND.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees or the Fund will determine the amount of restitution that should be made to the Fund or its shareholders. At the present time, the amount of each such restitution, if any, has not been determined

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Fund's prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser's ability to perform its obligations under the Investment Advisory Agreement.

MANAGEMENT OF THE FUND

While the Adviser may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTOR


Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation (the "Adviser"), has entered into a Distribution Agreement with the Trust. The Fund has a distribution plan pursuant to Rule 12b-1 that provides for payments of up to 0.25% per year of the daily net assets of the S Class shares. The Fund currently charges a distribution and service fee of 0.15%. This fee compensates the Distributor for its distribution and shareholder services. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


In addition, the Distributor may, from time to time, pay out of its own funds, and not as an expense of the Fund, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Fund may provide them with an incentive to favor sales of shares of the Fund over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

16  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2004, total aggregate assets under the management of the Adviser were approximately $1.8 billion.

THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in the Fund. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI.

FEES PAID TO THE ADVISER


The Fund paid the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.


PLAN OF DISTRIBUTION (12b-1)


Although the Fund offers three classes of shares to investors, only the S Class shares are subject to distribution (12b-1) and service fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, S Class shares are subject to a maximum distribution (12b-1) and service fee of 0.25% of average daily net assets of the class. Currently, the Fund's Board of Trustees has authorized a fee of 0.15%. Because the distribution and service fees are paid out of the Fund's assets on an on-going basis over time, these fees may cost you more than paying other types of sales charges. The offering of S Class shares commenced on September 26, 2005, and thus, distribution or service fees have not yet been accumulated or accounted.



17  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION


PORTFOLIO MANAGERS

The WORLDWIDE HARD ASSETS FUND is managed by a team of investment professionals. Current team members include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of industry experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989 as a portfolio manager and the Chief Investment Officer of the Adviser. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of the Adviser's funds' investment management teams.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.


18  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

THE CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT
Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

Each Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the Code). As such, the Fund will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Fund intends to invest so as to comply with special diversification requirements. It is possible that attempts to comply may, at times, call for decisions that would somewhat reduce investment performance.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3. HOW THE FUND SHARES ARE PRICED

SHARE PRICING
Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

19  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

INSURANCE AND QUALIFIED PLAN EXPENSES
The fees and policies outlined in this prospectus are set by the Fund and by the Adviser. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan. For those fees, you will need to see the prospectus for your variable contract or your qualified plan.


20  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

4. SHAREHOLDER INFORMATION
FREQUENT TRADING POLICY

The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolios of investments and may increase Fund expenses and negatively impact the Funds' performance.

The Fund invests portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.

The Fund discourages frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Fund's shares. The Fund has requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such insurance companies to notify the Fund immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Fund.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Fund's ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Fund's performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Fund, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Fund at the address on the cover page.

BUYING AND SELLING FUND SHARES
The Fund described in this prospectus is designed for use with certain variable insurance contracts and qualified pension plans. Because shares of the Fund are held by the insurance company or qualified plan involved, investors must follow the instructions provided by the insurance company or qualified plan for matters involving allocations to this Fund.

5. SHAREHOLDER INQUIRIES

For further information about the Fund, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Fund at the address on the cover page.


21  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

IV.  FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance. The inception date of the S Class is September 26, 2005. Thus the S Class has not operated for a period for which performance can be measured. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. Accordingly, the financial highlights below display the Fund's Initial Class financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Additionally, total returns do not reflect the additional service fees for the S Class, and if those fees were reflected, the returns would be lower than those shown.

Worldwide Hard Assets Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                                      Initial Class Shares
                                                                  -----------------------------------------------------------
                                                                                    Year Ended December 31,
                                                                  -----------------------------------------------------------
                                                                        2004        2003        2002         2001        2000
                                                                     -------     -------     -------      -------     -------
Net Asset Value, Beginning of Period                                  $14.84     $ 10.30     $ 10.69      $ 12.07     $ 10.96
                                                                     -------     -------     -------      -------     -------
Income from Investment Operations:
              Net Investment Income                                     0.08        0.05        0.08         0.14        0.16
              Net Realized and Unrealized Gain (Loss) on
              Investments, Options, Swaps and Foreign
              Currency Transactions                                     3.50        4.54       -0.38        -1.39        1.07
                                                                     -------     -------     -------      -------     -------
Total from Investment Operations                                        3.58        4.59       -0.30        -1.25        1.23
                                                                     -------     -------     -------      -------     -------
Less Dividends:
              Dividends from Net Investment Income                     -0.06       -0.05       -0.09        -0.13       -0.12
                                                                     -------     -------     -------      -------     -------
Total Dividends                                                        -0.06       -0.05       -0.09        -0.13       -0.12
                                                                     -------     -------     -------      -------     -------
              Redemption fees                                          --(c)          --          --           --          --
                                                                     -------     -------     -------      -------     -------
                                                                     -------     -------     -------      -------     -------
Net Asset Value, End of Period                                        $18.36     $ 14.84     $ 10.30      $ 10.69     $ 12.07
                                                                     -------     -------     -------      -------     -------
                                                                     -------     -------     -------      -------     -------
Total Return (a)                                                      24.23%      44.78%      -2.85%      -10.45%      11.41%
Ratios/Supplementary Data
Net Assets, End of Period (000)                                     $190,206    $158,683     $97,978      $77,549     $98,728
Ratio of Gross Expenses to Average Net Assets                          1.20%       1.23%       1.23%        1.18%       1.16%
Ratio of Net Expenses to Average Net Assets (b)                        1.20%       1.23%       1.20%        1.15%       1.14%
Ratio of Net Investment Income to Average
  Net Assets                                                           0.54%       0.59%       0.68%        1.13%       1.41%
Portfolio Turnover Rate                                                  60%         43%         63%          86%        110%


(a)   Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)   Excluding interest expense.
(c)   Amount represents less than $0.01 per share.

      See Notes to Financial Statements




22 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

YOUR INVESTMENT DEALER IS:

For more detailed information, see the
Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-221-2220, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

o Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016


www.vaneck.com

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-05083

                        VAN ECK WORLDWIDE INSURANCE TRUST

   (WORLDWIDE BOND FUND - S CLASS, WORLDWIDE EMERGING MARKETS FUND - S CLASS, WORLDWIDE HARD ASSETS FUND - S CLASS, WORLDWIDE REAL ESTATE FUND - S CLASS)

                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM


Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of five separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, and Worldwide Absolute Return Fund, all of which offer Initial Class and four of which offer Class R1 and S Class shares. Shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts"). This Statement of Additional Information ("SAI") only pertains to the S Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a "Fund," collectively, the "Funds"). Each Fund has specific investment objectives. Van Eck Associates Corporation (the "Adviser") serves as investment adviser to all the Funds.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................3
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS..............................7
ASSET-BACKED SECURITIES........................................................7
BORROWING......................................................................7
COLLATERALIZED MORTGAGE OBLIGATIONS............................................7
FOREIGN SECURITIES.............................................................8
EMERGING MARKETS SECURITIES....................................................8
ETFS & INVESTMENTS IN OTHER INVESTMENT COMPANIES...............................9
FOREIGN CURRENCY TRANSACTIONS..................................................9
FUTURES AND OPTIONS TRANSACTIONS..............................................11
REPURCHASE AGREEMENTS.........................................................12
REAL ESTATE SECURITIES........................................................12
COMMERCIAL PAPER..............................................................13
DEBT SECURITIES...............................................................13
DERIVATIVES...................................................................14
CURRENCY SWAPS................................................................14
SHORT SALES...................................................................15
DIRECT INVESTMENTS............................................................15
LOANS ON PORTFOLIO SECURITIES.................................................15
PRECIOUS METALS...............................................................16
INVESTMENT RESTRICTIONS.......................................................16
PORTFOLIO HOLDINGS DISCLOSURE.................................................18
INVESTMENT ADVISORY SERVICES..................................................19
APPROVAL OF ADVISORY AGREEMENT................................................20
THE DISTRIBUTOR...............................................................22
REVENUE SHARING...............................................................23
PORTFOLIO MANAGERS............................................................23
PORTFOLIO MANAGER COMPENSATION................................................24
PORTFOLIO MANAGER SHARE OWNERSHIP.............................................24
OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS..................................25
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................25

PROXY VOTING POLICIES AND PROCEDURES..........................................27
POTENTIAL CONFLICTS OF INTEREST...............................................27
CODE OF ETHICS................................................................28
TRUSTEES AND OFFICERS.........................................................28
2004 COMPENSATION TABLE.......................................................33
PRINCIPAL SHAREHOLDERS........................................................33
PURCHASE OF SHARES............................................................33
VALUATION OF SHARES...........................................................34
TAXES.........................................................................35
REDEMPTIONS IN KIND...........................................................35
PERFORMANCE...................................................................36
DESCRIPTION OF THE TRUST......................................................36
ADDITIONAL INFORMATION........................................................37
FINANCIAL STATEMENTS..........................................................38
APPENDIX A:  PROXY VOTING POLICIES............................................39
APPENDIX B: RATINGS...........................................................52


This SAI is not a prospectus and should be read in conjunction with the Trust's current Prospectus, dated SEPTEMBER 26, 2005, for the Funds, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.


Shareholders are advised to read and retain this SAI for future reference

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 26, 2005

GENERAL INFORMATION

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares. There are currently five series of the Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, and Worldwide Absolute Return Fund, all of which offer Initial Class and four of which offer Class R1 and S Class shares. Shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies. This SAI only pertains to the S Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT OBJECTIVES AND POLICIES

The following is additional information regarding the investment policies used by the Funds in attempting to achieve their respective objectives.

WORLDWIDE BOND FUND

Worldwide Bond Fund seeks high total return by investing globally, primarily in a variety of debt securities.

During normal market conditions, the Fund expects to invest at least 80% of its net assets in investment grade debt securities, such as obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, or by a supranational organization chartered to promote economic development such as the World Bank or European Economic Community, bonds, debentures, notes, commercial paper, time deposits, certificates of deposit and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities, consisting of obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the "full faith and credit" of the United States. In addition to direct obligations of the U.S. Treasury such as Treasury bonds, notes and bills, these include securities issued or guaranteed by different agencies such as the Federal Housing Administration, the Government National Mortgage Association and the Small Business Association.

Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return.

The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies.

In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may invest in "when-issued" securities and collateralized mortgage obligations. The Appendix to this SAI contains an explanation of the rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P") relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

In addition, the Fund may invest solely in the securities of one country such as the United States when economic conditions warrant, such as an extreme undervaluation of the currency and exceptionally high returns of that country's currency relative to other currencies. During periods of less favorable economic and/or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.

WORLDWIDE EMERGING MARKETS FUND

Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Under normal conditions, at least 80% of the Fund's net assets plus the amount of any borrowings for investment purposes will be invested in emerging countries and emerging market equity securities. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. The Adviser expects that the Fund will normally invest in at least three different countries.

The Fund considers emerging market securities to include securities which are
(i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

The Fund may invest indirectly in emerging markets by investing in other investment companies due to restrictions on direct investment by foreign entities in certain emerging market countries. Such investments may involve the payment of premiums above the net asset value of the companies' portfolio securities; are subject to limitations under the Act and the Internal Revenue code; are constrained by market availability; and would have the Fund bearing its ratable share of that investment company's expenses, including its advisory and administration fees. The Fund's investment adviser has agreed to waive its management fee with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to any investments in shares of closed-end investment companies.

Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.

The Fund may invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and additional risks that are discussed below.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S&P; Fitch-1 by Fitch Ratings Ltd. ("Fitch"); Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high quality as determined by the Adviser.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Fund will, under normal conditions, invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in "hard asset" securities as defined in the Prospectus.

Because of the Fund's concentration policy, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various hard assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of hard assets; and greater price fluctuations that may be experienced by hard asset securities than the underlying hard asset. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities. The Fund may also invest in derivatives of the securities mentioned above.

High grade debt securities are those that are rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by D&P or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. The Fund may purchase and sell financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio).

The Fund may also invest in "when-issued" securities and "partly paid" securities. The Appendix to this SAI contains an explanation of the rating categories of Moody's and S&P relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category. Although the Fund will not invest in real estate directly, it may invest more than 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles whose assets generally consist primarily of interest in real estate and real estate loans. REITs and other real estate investments of the Fund are subject to certain risks. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets and whose value is expected to be linked to underlying hard assets are excluded from the 10% limitation.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not hard asset securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S&P; Fitch-1 by Fitch; Duff-1 by D&P, or if unrated, will be of comparable high quality as determined by the Adviser.

WORLDWIDE REAL ESTATE FUND

Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry.

The Fund will, under normal conditions, invest at least 80% (and at times nearly all) of its net assets plus the amount of any borrowings for investment purposes in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry ("real estate companies"). Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares and real estate investment trusts ("REITs"), American Depositary Receipts
(ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities are considered to be equity securities. These securities may be listed on securities exchanges or traded over-the-counter. A real estate company is one that has at least 50% of its assets in, or derives at least 50% of its revenues or net profits from, the ownership, construction, financing, management or sale of residential, commercial, industrial or hospital real estate. Real estate companies may include, among others: equity REITs, mortgage REITs, hybrid REITs, hotel companies, real estate brokers or developers, and companies which own significant real estate assets.

REIT assets generally consist primarily of interest in real estate and real estate loans. REITs are often classified as equity, mortgage or hybrids. An equity REIT owns interests in property and realizes income from rents and gain or loss from the sale of real estate interest. A mortgage REIT invests in real estate mortgage loans and realizes income from interest payments on the loans. A hybrid REIT invests in both equity and debt. An equity REIT may be an operating or financing company. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not equity securities of real estate companies, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S & P; Fitch-1 by Fitch; Duff-1 by D&P, or if unrated, will be of comparable high quality as determined by the Adviser.

The Fund may invest more then 25% of its total assets in any one sector of the real estate industry or any real estate related industry. Because the Fund concentrates in a single industry, an investment in the Fund can be expected to be more volatile than an investment in funds that invest in many industries. Risk associated with investment in securities of companies in the real estate industry include: declines in the value of the real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning and other laws, casualty or condemnation losses, variations or limitations in rental income, changes in neighborhood values, the appeal of properties to tenants, governmental actions, the ability of borrowers and tenants to make loan payments to rents, and increase in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain exemption from the 1940 Act.

The Fund may also invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, indexed securities, currency exchange contracts and other similar securities as may be available in the market. The Fund may also invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors - Direct Investments."

INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BORROWING

The Funds may borrow up to 30% of the value of their respective net assets to increase their holding of portfolio securities. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to these borrowings and to sell (within three days) sufficient portfolio holdings to restore this asset coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs, which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that any borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Worldwide Emerging Markets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Fund's investment adviser.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

EMERGING MARKETS SECURITIES

Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in securities of companies in developing countries as well as in developed countries. Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country that is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain developing countries do not have comprehensive systems of law, although substantial changes have occurred in many such countries in this regard in recent years. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, the Philippines, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed markets.

The securities markets in developing countries can be substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy regarding illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

ETFs & INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds may acquire shares in other investment companies including foreign investment companies. Investment in other investment companies may be the sole or most practical means by which the Funds may participate in certain securities markets. The Funds may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. The Funds may invest in shares of various exchange-traded funds ("ETFs"), including index, bond and commodity-based ETFs. ETFs generally seek to track the performance of various indices or commodity prices. Shares of ETFs have many of the same risks as direct investments in common stocks, bonds or other asset classes. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of closed-end funds and ETF shares may differ from their net asset value. As a shareholder in an investment company, the Funds will bear their ratable shares of that entity's expenses, including its advisory and administration fees. At the same time, the Funds would continue to pay their own investment management fees and other expenses. As a result, the Funds and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies. The Funds may invest in investment companies managed or sponsored by the Adviser.

FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds, with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts that are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' custodian will place the securities being hedged, cash or U.S. Government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Funds' investment adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Fund will enter into forward contracts to duplicate a cash market transaction. Worldwide Bond Fund will not purchase or sell foreign currency as an investment. Worldwide Emerging Markets Fund, Worldwide Hard Asset Fund and Worldwide Real Estate Fund may enter into currency swaps. See also "Futures and Options Transactions'.

In those situations where foreign currency options of futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the investment adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

If the Funds retain the portfolio security and engage in an offsetting transaction, the Funds will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

FUTURES AND OPTIONS TRANSACTIONS

The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Worldwide Hard Assets Fund may also buy and sell commodities futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin", to cover any additional obligations it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

Worldwide Hard Assets Fund may invest in commodity futures contracts and in options on commodity futures contracts, which involves numerous risks such as leverage, high volatility illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the underlying commodities. If the Fund were required to take delivery of a commodity, it would be deemed illiquid and the Fund would bear the cost of storage and might incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus Worldwide Hard Assets Fund could be prevented from liquidating its position and thus be subject to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors-Foreign Securities".

The Funds may also invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options.

The Funds' use of financial futures contracts and options on such futures contracts, and Worldwide Hard Assets Fund and Worldwide Real Estate Fund's use of commodity futures contracts and options on such futures contracts may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the developing countries are not as developed as those in the United States, these financial investments may not be available to the Funds and the Funds, may be unable to hedge certain risks.

The use of financial futures and/or commodity futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Funds may incur a loss on their investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the policy of the Funds to meet the requirements of the Code to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of these requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contracts transactions may be materially limited by this test.

The Funds may write, purchase or sell covered call or put options. Any options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying assets at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying asset, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or liquid equity or debt securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options that are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, and are generally considered illiquid securities.

REPURCHASE AGREEMENTS

A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

Although Worldwide Hard Assets Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Worldwide Hard Assets Fund and Worldwide Real Estate Fund are therefore subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

COMMERCIAL PAPER

The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DEBT SECURITIES

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates, the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain, in a segregated account with their Custodian, an amount of cash or high quality securities equal (on a daily marked-to-market-basis) to the amount of its commitment to purchase the when-issued securities.

The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

DERIVATIVES

To protect against anticipated declines in the value of their investment holdings, the Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund and Worldwide Bond Fund may use options, forward and futures contracts, swaps and structured notes, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Fund's investment adviser deems it desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of cash market transaction when deemed advantageous by the Funds' adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

When the Funds intend to acquire securities (or gold bullion or coins in the case of Worldwide Hard Assets Fund) for the portfolios, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security, and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

CURRENCY SWAPS

Except for Worldwide Bond Fund, the Funds may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currency. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Worldwide Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Fund's investment adviser is incorrect in its forecast of market values and currency exchange rates and/or hard assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

SHORT SALES

Except for the Worldwide Bond Fund, the Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets.

DIRECT INVESTMENTS

Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases, the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations, or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

LOANS ON PORTFOLIO SECURITIES

The Funds may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of their total assets. These loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Funds might experience a loss if the borrowing broker-dealer breaches its agreement with the Funds.

PRECIOUS METALS

Precious metals trading is a speculative activity, and its markets at times volatile. There may be sharp fluctuations in prices, even during periods of rising prices. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Under current U.S. tax law, the Funds may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Funds may be required, therefore, to hold precious metals or sell them at a loss, or to sell portfolio securities at a gain, when they would not otherwise do so for investment reasons. The Funds incur additional costs in storing gold bullion and coins, which are generally higher than custodian costs for securities.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of a Fund's outstanding shares. Each of the Funds may not:

     1. Purchase or sell real estate, although the Funds may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     2. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that the Worldwide Emerging Markets Fund may, for hedging and other purposes, and the Worldwide Hard Assets Fund, Worldwide Bond Fund and Worldwide Real Estate Fund may, for hedging purposes only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. The Worldwide Hard Assets Fund and Worldwide Real Estate Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes (except that with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation). In addition, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in gold bullion and coins.

     3. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness (such as structured notes, indexed securities and swaps with respect to Worldwide Hard Assets Fund and Worldwide Real Estate Fund) and (ii) repurchase agreements. The Funds may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

     4. As to 75% of the total assets of the Worldwide Hard Assets Fund and Worldwide Emerging Markets Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) with respect to the Worldwide Hard Assets Fund, more than 10% of the outstanding securities of any class of such issuer would be held by a Fund; and in the case of Worldwide Emerging Markets Fund more than 10% of the outstanding voting securities of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Worldwide Bond Fund and Worldwide Real Estate Fund.

     5. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     6. Borrow money, except that each of the Funds may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities.

     7. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin; (iv) commodity futures contracts purchased on margin (Worldwide Hard Assets Fund); and (v) foreign currency swaps (Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund).

     8. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     9.   Make investments for the purpose of exercising control or management.

     10. Invest in real estate limited partnerships (except Worldwide Real Estate Fund) or in oil, gas or other mineral leases.

     The following policies have been adopted by the Board of Trustees with respect to each Fund and may be changed without shareholder approval.

A Fund may not:

     11. Exclusive of Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, purchase securities of other open-end investment companies, except as part of a merger, consolidation, reorganization or acquisition of assets; (i) purchase more than 3% of the total outstanding voting stock of any investment company, (ii) invest more than 5% of any of the Fund's total assets in securities of any one investment company, or (iii) invest more than 10% of such value in investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

     12. Invest in securities which are (i) subject to legal or contractual restrictions on resale ("restricted securities"), or in securities for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security, if as a result, more than 10% of its total net assets would be invested in such securities, except that Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund will not invest more than 15% of the value of their total net assets in such securities, and; (ii) with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of its total net assets would be invested in such securities.

     13. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide Emerging Markets Fund and Worldwide Real Estate Fund).

     14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may purchase or sell puts and calls on foreign currencies and on securities as described under "Futures and Options Transactions" herein and in the Prospectus and that these Funds may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Worldwide Hard Assets Fund and Worldwide Real Estate Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon, and on commodity futures contracts on gold or other natural resources or an index thereon.

     15. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs.

     16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges or more than 2% of the value of the assets of a Fund (except Worldwide Emerging Markets Fund and Worldwide Real Estate Fund) in warrants which are not listed. Warrants acquired in units or attached to securities are not included in this restriction.

     17. Mortgage, pledge or otherwise encumber its assets except to secure borrowings affected within the limitations set forth in these restrictions.

     18. Except for Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, make short sales of securities, except that the Worldwide Bond Fund may engage in the transactions specified in these restrictions.

     19. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions, and may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in these restrictions.

     20. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

     21. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser beneficially owns more than one-half of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds' shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

These policies and procedures apply to employees of each Fund's investment adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds' portfolio holdings. These policies and procedures are made available to each service provider.

The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio related information:

Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about a Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

BEST INTEREST OF THE FUNDS: Information regarding the Funds' specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds' Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

CONFLICTS OF INTEREST: Should a conflict of interest arise between a Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Funds' officers shall resolve any conflict of interest in favor of the Funds' interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

EQUALITY OF DISSEMINATION: Shareholders of the same Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to a Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

SELECTIVE DISCLOSURE OF PORTFOLIO-RELATED INFORMATION IN CERTAIN CIRCUMSTANCES:
In some instances, it may be appropriate for a Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired advisor or sub-advisor, or disclosure to a rating agency) prior to public dissemination of such information.

CONDITIONAL USE OF SELECTIVELY-DISCLOSED PORTFOLIO-RELATED INFORMATION: To the extent practicable, each of the Funds' officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

COMPENSATION: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

SOURCE OF PORTFOLIO RELATED INFORMATION: All Portfolio-Related Information shall be based on information provided by the Fund's administrator(s)/accounting agent.

Each Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

Additionally, each Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. Each Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

The investment adviser and manager of the Funds is Van Eck Associates Corporation, a Delaware corporation, pursuant to an Advisory Agreement. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

The Adviser or its affiliates provide the Funds with office space, facilities and simple business equipment and provide the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

The Advisory Agreement provides that it shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both
(i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

The management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services. The management fee for Worldwide Emerging Markets Fund and Worldwide Real Estate Fund are computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

For the years ended December 31, 2002, 2003, and 2004, the Adviser earned fees with respect to Worldwide Bond Fund of $707,258, $981,419, and $750,847 respectively. The Adviser earned fees for the same years with respect to Worldwide Hard Assets Fund of $1,049,706, $1,074,234, and $1,704,203
respectively. There were no fee waivers or expense reimbursements with respect to these two Funds for 2002 and 2003. For 2004 fees waived for Worldwide Bond fund were $7,710 and $8,000 for Worldwide Hard Assets Fund, earning net fees of $743,137 and $1,696,203, respectively. For the years ended December 31, 2002, 2003, and 2004 the Adviser earned fees with respect to Worldwide Emerging Markets Fund in the amount of $1,860,505, $1,641,792, and $1,690,207 respectively. For the years ended December 31, 2002, 2003, and 2004, the Advisor waived fees of $60,972, $150,127 and $60,791, respectively, earning net fees of $1,799,533, $1,491,665, and $1,629,416. For the years ended December 31, 2002,
2003, and 2004, the Adviser earned fees with respect to Worldwide Real Estate Fund of $171,250, $183,274, and $236,915, respectively. For the years ended December 31, 2004, the Advisor waived fees of $69,397, resulting in net fees of $167,518.

Under the Advisory Agreements, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Funds. For these services, the agreements provide for reimbursement to the Adviser.

APPROVAL OF ADVISORY AGREEMENT

In considering the renewal of the investment advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on April 19 and 20, 2005 to specifically consider the renewal of each Fund's investment advisory agreement. This information included, among other things, the following:

     o The Adviser's response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;
     o An independent report comparing the management fees and non-investment management expenses of each Fund with those of comparable funds;
     o An independent report comparing Fund investment performance to relevant peer groups of funds and appropriate indices;
     o Presentations by the Adviser's key investment personnel with respect to the Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;
     o Reports with respect to the Adviser's brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars;
     o The Adviser's financial statements and business plan with respect to its mutual fund operations;
     o A profitability analysis with respect to each Fund and the Van Eck complex of mutual funds as a whole; and
     o    Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates;
(2) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Funds' custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser's willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the Adviser's development and use of proprietary fair valuation models with respect to foreign securities; (6) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (7) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (8) the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Funds and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing alternative investment products, including hedge funds that invest in the same financial markets and are managed by the same investment professionals as the Funds. The Board concluded that the management of these products contributes to the Adviser's financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and these alternative products and for resolving any such conflicts of interest in a fair and equitable manner.

With respect to each Fund, the Board concluded that, in light of the services rendered and the costs associated with providing such services, the profits, if any, realized by the Adviser from managing the Fund are not unreasonable. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

With respect to each Fund, the Board also considered additional specific factors and related conclusions, as detailed below.

WORLDWIDE BOND FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized three-year period ended December 31, 2004, and was at or slightly below its peer group average for the one-year, two-year, four-year and five-year periods ended December 31, 2004; and (2) although the Fund's management fees and overall expense ratio are high relative to its peer group, neither is unreasonable in view of the relatively small size of the Fund, the size of the entire family of Van Eck mutual funds, and the nature of the global investment strategy used to pursue the Fund's objective.

WORLDWIDE EMERGING MARKETS FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized one-year, two-year, three-year and four-year periods ended December 31, 2004; (2) the Adviser has taken action to improve investment results in the past two years by strengthening the Fund's investment team; (3) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of waivers, was below average for its peer group; and (4) the Fund's overall expense ratio, net of fee waivers, is below average for its peer group.

WORLDWIDE HARD ASSETS FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the one-year, two-year and three-year periods ended December 31, 2004; (2) the Adviser has taken action to strengthen the Fund's investment team by adding a key energy sector analyst; and (3) the Fund's management fees and expense ratio are above average but within the range of management fees and expense ratios, respectively, for its peer group.

WORLDWIDE REAL ESTATE FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average and was in the top quintile for the one-year period ended December 31, 2004; (2) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of fee waivers, was below average for its peer group; and (3) the Fund's expense ratio, net of fee waivers, is above average, but within the range of expense ratios for its peer group.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory agreements for an additional one-year period.

THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.


The Fund's S Class has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Fees paid by the S Class shares under the Plan will be used for servicing and/or distribution expenses of the Distributor and to compensate insurance companies, brokers and dealers, and other financial institution which sell S Class shares of the Fund, or provide servicing. The Plan is a compensation type plan with a carry forward provision, which allows the Distributor to recoup distribution expenses in the event that the Plan is terminated. However, the Distributor has waived its right to recoup such expenses through May 1, 2006. Under the Plan, the S Class shares are sold with a 0.15% distribution fee, although the Plan authorizes a distribution fee of up to 0.25%. Shares of the Initial and R1 Classes are not subject to the expenses of the Plan.


Pursuant to the Plan, the Distributor provides the Fund, at least quarterly, with a written report of the amounts expended under the Plan, and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis. The Plan is reapproved annually by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

The Plan shall continue in effect provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information, see the Prospectus.

REVENUE SHARING

     The Distributor has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser.

GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

WORLDWIDE EMERGING MARKETS FUND

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser.

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989 as a portfolio manager and the Chief Investment Officer of the Adviser. Mr. van Eck has over 15 years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck also serves as a portfolio manager for the Hard Assets hedge funds (listed herein), and co-portfolio manager of Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., which are hedge funds through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

WORLDWIDE REAL ESTATE FUND

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

PORTFOLIO MANAGER COMPENSATION

Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.

PORTFOLIO MANAGER SHARE OWNERSHIP

The following table represents the share ownership of each member of the Fund's investment teams.(+/-)

                                                 AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES
      NAME OF            DOLLAR RANGE OF       IN ALL REGISTERED INVESTMENT
INVESTMENT  TEAM        EQUITY SECURITIES         COMPANIES OVERSEEN BY
      MEMBER             IN THE FUND(oo)      FAMILY OF INVESTMENT COMPANIES

Charles Cameron               None                 $100,000 - $500,000

Joseph Foster                 None                  $10,001 - $50,000

Samuel Halpert                None                  $10,001 - $50,000

Gregory Krenzer               None                  $10,001 - $50,000

Charl Malan                   None                  $10,001 - $50,000

Shawn Reynolds                None                          0

David Semple             $10,001-$50,000           $100,000 - $500,000

Derek van Eck                 None                $500,000 - $1,000,000

(+/-) The valuation date for the Portfolio Manager Share Ownership table is March 31, 2005.

(oo)   In this context, "the Fund" means the Van Eck Worldwide Insurance Trust.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Certain of the above-referenced portfolio managers and investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.

------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Assets in
                            Number of Accounts       Accounts Managed within   Total Assets in
                            Managed Outside the      Other Registered          Accounts Managed
Name of Portfolio Manager   Van Eck mutual fund      Investment Companies      within Other Pooled      Total Assets in Other
                            complex                                            Investment Vehicles      Accounts Managed
------------------------------------------------------------------------------------------------------------------------------------
Charles Cameron             2                        n/a                       1.9 million              n/a
------------------------------------------------------------------------------------------------------------------------------------
Joseph Foster               5                        n/a                       54.7 million             351.49 million
------------------------------------------------------------------------------------------------------------------------------------
Samuel Halpert              0                        n/a                       n/a                      n/a
------------------------------------------------------------------------------------------------------------------------------------
Gregory Krenzer             0                        n/a                       n/a                      n/a
------------------------------------------------------------------------------------------------------------------------------------
Charl Malan                 0                        n/a                       n/a                      n/a
------------------------------------------------------------------------------------------------------------------------------------
Shawn Reynolds              0                        n/a                       n/a                      n/a
------------------------------------------------------------------------------------------------------------------------------------
David Semple                3                        n/a                       3.3 million              18.39 million
------------------------------------------------------------------------------------------------------------------------------------
Derek van Eck               5                        n/a                       468.2 million            n/a
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors, which the Adviser considers in making such allocations, are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of all the Funds may vary greatly from year to year.

Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund anticipate that their annual portfolio turnover rates will exceed 100%. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates for Worldwide Emerging Markets Fund were 125%, 63% and 81%, respectively. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates for Worldwide Hard Assets Fund were 63%, 43%, and 60% respectively.

For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates for Worldwide Bond Fund were 18%, 6%, and 0% respectively. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates of Worldwide Real Estate Fund were 139%, 19% and 29%, respectively. Funds with a higher portfolio turnover rate will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate and the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

For the fiscal year ended December 31, 2002, Worldwide Hard Assets Fund paid $307,209, Worldwide Real Estate Fund paid $79,017 and Worldwide Emerging Markets Fund paid $1,717,829 in brokerage commissions. For the fiscal year ended December 31, 2003, Worldwide Hard Assets Fund paid $264,274, Worldwide Real Estate Fund paid $16,083 and Worldwide Emerging Markets Fund paid $1,012,002 in brokerage commissions. For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $441,886, Worldwide Real Estate Fund paid $23,619 and Worldwide Emerging Markets Fund paid $1,175,973 in brokerage commissions.

For the year ended December 31, 2002, Worldwide Hard Assets Fund paid $303,255, Worldwide Real Estate Fund paid $63,746 and Worldwide Emerging Markets Fund paid $1,713,657 in commissions to broker-dealers, providing research and other services representing 99%, 81% and 99.8% respectively of commissions. For the year ended December 31, 2003, Worldwide Hard Assets Fund paid $261,414, Worldwide Real Estate Fund paid $14,165 and Worldwide Emerging Markets Fund paid $1,010,784 in commissions to broker-dealers, providing research and other services representing 99%, 88% and 99.9% respectively of commissions. For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $291,606, Worldwide Real Estate Fund paid $18,295, and Worldwide Emerging Markets Fund paid $1,024,643 in commissions to broker-dealers providing research and other services, representing 66%,54% and 87%, respectively, of total commissions paid by such Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds' proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

Proxies for the Funds' portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

POTENTIAL CONFLICTS OF INTEREST

The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for supervising the operation of the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Funds.

AUDIT COMMITTEE

During the 2004 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

GOVERNANCE COMMITTEE

During the 2004 fiscal year, the members of the Governance Committee of the Board of Trustees were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters.

The Independent Trustees are solely responsible for nominating Independent Trustee candidates for election by shareholders and appointing additional Independent Trustees. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Funds, other Van Eck funds, the Adviser or any affiliated persons, any potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

TRUSTEE  INFORMATION

The Trustees of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
   TRUSTEE'S/OFFICER'S      POSITION(S)     TERM OF               PRINCIPAL               NUMBER OF              OTHER
    NAME, ADDRESS(1)           HELD        OFFICE(2)            OCCUPATION(S)             PORTFOLIOS         DIRECTORSHIPS
    AND DATE OF BIRTH        WITH FUND        AND                DURING PAST                  IN                 HELD:
                                           LENGTH OF              FIVE YEARS             FUND COMPLEX
                                          TIME SERVED                                    OVERSEEN BY
                                                                                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck(3)          Trustee        Since        Director, Van Eck Associates           9          Trustee of two other
42(t)                                     1998         Corporation; President and                        investment companies
                                                       Director, Van Eck Securities                      advised by the Adviser
                                                       Corporation and other
                                                       affiliated companies;
                                                       President and Director,
                                                       Van Eck Capital, Inc.;
                                                       President and Director,
                                                       Van Eck Absolute Return
                                                       Advisers Corporation;
                                                       Director, Greylock
                                                       Capital Associates LLC.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Cowell          Trustee        Since        Private investor.                      9          Director, West Indies &
78(P.)(++)                                1985                                                           Caribbean Development
                                                                                                         Ltd.; Trustee of two
                                                                                                         other investment
                                                                                                         companies advised by the
                                                                                                         Adviser
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman          Trustee        Since 1994   Consultant.                            9          Director, Greif, Inc.;
70(P.)(++)                                                                                               Trustee of two other
                                                                                                         investment companies
                                                                                                         advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------------
Ralph F. Peters            Trustee        Since        Private investor, February             9          Trustee of two other
76(P.)(++)                                1987         2002-present; Director, Sun                       investment companies
                                                       Life Insurance Company of New                     advised by the Adviser
                                                       York, through February 2002.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   TRUSTEE'S/OFFICER'S      POSITION(S)     TERM OF               PRINCIPAL               NUMBER OF              OTHER
    NAME, ADDRESS(1)           HELD        OFFICE(2)            OCCUPATION(S)             PORTFOLIOS         DIRECTORSHIPS
    AND DATE OF BIRTH        WITH FUND        AND                DURING PAST                  IN                 HELD:
                                           LENGTH OF              FIVE YEARS             FUND COMPLEX
                                          TIME SERVED                                    OVERSEEN BY
                                                                                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
R. Alistair Short          Trustee        Since June   Managing Director, The                 9          Director, Techbanc, Inc.
52(P.)(++)                                2004         GlenRockGroup, LLC (private                       (venture capital company)
                                                       equity investment firm), May 1,
                                                       2004 to present; Director,
                                                       Techbanc, Inc., August 1999-
                                                       present; President, Apex
                                                       Capital Corporation (personal
                                                       invesment vehicle), Jan. 1999 -
                                                       May 1, 2004; President, Matrix
                                                       Global Investments (investment
                                                       company), July 1997 - Jan. 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger      Trustee        Since 1994   President and CEO,                     9          Partner and Co-founder,
46(P.)(++)                                             SmartBrief.com.                                   Quest Partners, LLC;
                                                                                                         Executive Vice President,
                                                                                                         Chief Operating Officer
                                                                                                         and Director of NuCable
                                                                                                         Resources Corporation;
                                                                                                         Trustee of two other
                                                                                                         investment companies
                                                                                                         advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED DIRECTOR

The Van Eck family currently owns 100% of the shares of the Adviser, a Delaware corporation, pursuant to an Investment Advisory Agreement with the Trust. John
C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

Additionally, Jan F. van Eck is currently a Director of the Adviser and a Director of the Distributor. He also owns shares in the Funds' Adviser. Jan van Eck is thus considered an interested trustee.

OFFICER INFORMATION


The Officers of the Trust as of June 30, 2005, their address, positions with the Trust, ages and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
   TRUSTEE'S/OFFICER'S        POSITION(S) HELD            TERM OF                         PRINCIPAL OCCUPATIONS
       ADDRESS(1)                WITH FUND         OFFICE(2) AND LENGTH                   DURING PAST FIVEYEARS
    AND DATE OF BIRTH                                 OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Charles T. Cameron         Vice President          Since 1996             President, Worldwide Bond Fund, Director of Trading,
43                                                                        Van Eck Associates Corporation; Co-Portfolio Manager,
                                                                          Worldwide Bond Fund Series; Officer of another investment
                                                                          company advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Keith Carlson              Chief Executive         Since 2004             Managing Director, Van Eck Securities Corporation
49                         Officer and President                          since February 2004; Private Investor, June
                                                                          2003-January 2004; Independent Consultant, Waddell & Reed,
                                                                          Inc., April 2003-May 2003; Senior Vice President, Waddell
                                                                          & Reed, Inc., December 2002-March 2003; President/Chief
                                                                          Executive Officer/Directors, Ivy Mackenzie Distributors,
                                                                          Inc., June 1993-December 2002; Chairman/Director/
                                                                          President, Ivy Mackenzie Services Corporation, June
                                                                          1993-December 2002; Chairman/Director/Senior Vice
                                                                          presidence, Ivy Management Inc., January 1992-December
                                                                          2002; President/Chief Executive Officer/Director/Executive
                                                                          Vice President/Senior Vice President, April 1985-December
                                                                          2002.
------------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley           Vice President          Since 1988             Vice President, Van Eck Associates Corporation; Vice
50                                                                        President, Mutual Fund Operations, Van Eck Securities
                                                                          Corporation; Officer of two other investment companies
                                                                          advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Thomas K. Lynch            Vice President and      Since 2005             Vice President, Treasurer and Controller, Van Eck
49                         Treasurer                                      Associates Corporation, since April 2005; Second Vice
                                                                          President, Investment Reporting, Teachers Personal
                                                                          Investors Services, Inc., September 1996 to April 2005;
                                                                          Director, TIAA-CREF Individual & Institutional Services,
                                                                          Inc., January 1996 to April 2005.
------------------------------------------------------------------------------------------------------------------------------------
Patricia A. Maxey          Vice President,         Since 2004             Van Eck Associates Corporation since February 2004;
38                         Secretary, and Chief                           Associate, Kirkpatrick & Lockhart LLP (law firm),
                           Compliance Officer                             2001 - February 2004; Associate General Counsel, Legg
                                                                          Mason Wood Walker, Inc., 1999-2000.
------------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith             Senior Vice President   Since 1985             Senior Vice President and Chief Financial Officer,
50                         and Chief Financial                            Van Eck Associates Corporation, Van Eck Securities
                           Officer                                        Corporation and other affiliated companies; Officer of two other investment companies advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   TRUSTEE'S/OFFICER'S        POSITION(S) HELD            TERM OF                         PRINCIPAL OCCUPATIONS
       ADDRESS(1)                WITH FUND         OFFICE(2) AND LENGTH                   DURING PAST FIVEYEARS
    AND DATE OF BIRTH                                 OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck(3)        Executive Vice          Since 2004             Executive Vice President, Van Eck Funds; President of
41(t)(+)                   President                                      Worldwide Hard Assets Fund series and the Worldwide
                                                                          Real Estate Fund series of Van Eck Worldwide Insurance
                                                                          Trust and the Global Hard Assets Fund series of Van Eck
                                                                          Funds; Executive Vice President and Director, Global
                                                                          Investments; President and Director of Van Eck Associates
                                                                          Corporation; Executive Vice President and Director, Van
                                                                          Eck Securities Corporation and other affiliated companies;
                                                                          Director, Greylock Capital Associates LLC.
------------------------------------------------------------------------------------------------------------------------------------

----------------

(1)  The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2)  Each Trustee serves until his resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees, which provides that independent trustees shall resign from the board on December 31 of the year such trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.

(3)  Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the Board as of December 31, 2003.

(t)  An "interested person" as defined in the 1940 Act. Jan F. van Eck and Derek S. van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

(++) Member of the Governance Committee.

(P.) Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of registered public accounting firms.

(+)  Mr. Derek van Eck retired from the Board as of June 1, 2004.


                             TRUSTEE SHARE OWNERSHIP

                                                       AGGREGATE DOLLAR
                                                       RANGE OF EQUITY
                                                      SECURITIES IN ALL
                                                     REGISTERED INVESTMENT
                                                      COMPANIES OVERSEEN
                            DOLLAR RANGE OF              BY DIRECTOR
                           EQUITY SECURITIES             IN FAMILY OF
NAME OF DIRECTOR            IN THE TRUST(+/-)        INVESTMENT COMPANIES

Jan F. van Eck                    0                    Over $100,000
Ralph F. Peters                   0                      $1-10,000
David J. Olderman                 0                         None
R. Alastair Short                 0                         None
Richard D. Stamberger             0                    Over $100,000
Richard C. Cowell                 0                         None


(+/-) The valuation date for the Trustee Share Ownership table is December 31,
      2004.

                             2004 COMPENSATION TABLE

A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board at the April 2004 Board meeting. The trustee compensation schedule generally includes i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the trustee participates either in person or via telephone,
iii) a fee in the amount of $2,500 per quarter to the "Lead Trustee," and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee.

The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2004. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

                            VAN ECK WORLDWIDE INSURANCE TRUST   VAN ECK WORLDWIDE INSURANCE      TOTAL FUND COMPLEX
                                 (CURRENT TRUSTEES FEES)       TRUST (DEFERRED COMPENSATION)      COMPENSATION(a)
                            --------------------------------   -----------------------------     ------------------
Richard C. Cowell                        $17,661                            $0                        $40,250
David J. Olderman                        $22,478                            $0                        $50,250
Ralph F. Peters                          $15,565                            $0                        $39,250
Richard D. Stamberger                    $14,014                          $4,672                      $42,500
R. Alastair Short                        $12,109                            $0                        $25,000
Jan F. van Eck                             N/A                              N/A                         N/A

--------------------
(a) The term "Fund Complex" refers to the Funds of the Trust and all other funds (including all of their portfolios)
advised by the Adviser. The Trustees are paid a fee for their services to the Trust and other funds in the Fund
Complex. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.


PRINCIPAL SHAREHOLDERS

As of March 31, 2005, shareholders of record of 5% or more of the outstanding shares of the Initial Class shares of the Funds were as follows:

------------------------------------------------------------------------------------------------------------------------
INSURANCE COMPANY                                   WWHA               WWEM               WWRE              WWBD
------------------------------------------------------------------------------------------------------------------------
Nationwide Life Insurance Company                  47.576%             7.772%           31.282%           78.704%
New York Life Insurance & Annuity Corp.            34.691%              0.00%             0.00%             0.00%
Jefferson National Life Insurance Company            0.00%             7.772%           15.902%            9.844%
Security Life of Denver Insurance Company            0.00%             9.089%           41.607%            9.748%
Midland National Life                                0.00%              0.00%            6.132%             0.00%


PURCHASE OF SHARES

The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is a Fund's best interest to do so. Certificates for shares of the Funds will not be issued.

VALUATION OF SHARES

The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share.

The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

TAXES

This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer.

The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

REDEMPTIONS IN KIND

The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

PERFORMANCE

The Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

     Where:      P     =   a hypothetical initial payment of $1,000
                 T     =   average annual total return
                 n     =   number of years
                 ERV   =   ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period

The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                 6
                       YIELD = 2[((A-B)/(CD) + 1)  - 1]

     Where:      A     =  dividends and interest earned during the period
                 B     =  expenses accrued for the period (net of reimbursement)
                 C     =  the average daily number of shares outstanding during
                          the period that was entitled to receive dividends
                 D     =  the maximum offering price per share on the last day
                          of the period after adjustment for payment of dividends within 30 days thereafter

The Funds may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

     Where:      A     =  initial investment
                 B     =  value at end of period
                 ATR   =  aggregate total return

The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Performance figures of a Fund are not useful for comparison purposes, because they do not reflect the charges and deductions at the separate account level.

DESCRIPTION OF THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, described herein and Worldwide Absolute Return Fund, described in a separate SAI.

Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds, and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund's investment objective, policies and restrictions, which together with changes approved by the Board of Trustees, resulted in the Worldwide Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

     TRANSFER AGENT. Forum Financial Group LLC, Two Portland Square, Portland, Maine 04101, serves as the Funds' transfer agent.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

     COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The financial statements of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund for the fiscal year ended December 31, 2004, are incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

APPENDIX A:  PROXY VOTING POLICIES

ADOPTED JULY 30, 2003
AMENDED APRIL 20, 2004
AMENDED APRIL 14, 2005


INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.



PROXY VOTING POLICIES AND PROCEDURES

     RESOLVING MATERIAL CONFLICTS OF INTEREST
     ----------------------------------------

o A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

REASONABLE RESEARCH EFFORTS

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

     VOTING CLIENT PROXIES
     ---------------------

o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

o The portfolio manager or analyst covering the security is responsible for making voting decisions.

o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

o For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

CLIENT INQUIRIES
----------------

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.

DISCLOSURE TO CLIENTS
---------------------

o    Notification of Availability of Information

Client Brochure. The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

o    Availability of Proxy Voting Information

At the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.

RECORDKEEPING REQUIREMENTS
--------------------------

o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

     -    proxy statements received;

     -    identifying number for the portfolio security;

     -    shareholder meeting date;

     -    brief identification of the matter voted on;

     -    whether the vote was cast on the matter and how the vote was cast;

     - how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

     - records of written client requests for information on how VEAC voted proxies on behalf of the client;

     - a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

     - any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

PROXY VOTING GUIDELINES

I.   GENERAL INFORMATION

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.  OFFICERS AND DIRECTORS

A.   The Board of Directors

DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a case-by-case basis for director nominees, examining factors such as:

     o    long-term corporate performance record relative to a market index;

     o    composition of board and key board committees;

     o    nominee's investment in the company;

     o    whether a retired CEO sits on the board; and

     o    whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

     o    corporate governance provisions and takeover activity;

     o    board decisions regarding executive pay;

     o    director compensation;

     o    number of other board seats held by nominee; and

     o    interlocking directorships.

B.   CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.   MAJORITY OF INDEPENDENT DIRECTORS

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.   STOCK OWNERSHIP REQUIREMENTS

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.   TERM OF OFFICE

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G.   DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

     o long-term financial performance of the target company relative to its industry;

     o     management's track record;

     o     background to the proxy contest;

     o     qualifications of director nominees (both slates);

     o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

     o     stock ownership positions.

H.   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.   SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.   SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III. PROXY CONTESTS

A.   REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.  AUDITORS

A.   RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.   SHAREHOLDER VOTING AND CONTROL ISSUES

A.   CUMULATIVE VOTING

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.   POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.   FAIR PRICE PROVISION

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.   GREENMAIL

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

H.   UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations

I.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

J.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

K.   WHITE KNIGHT PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

L.       CONFIDENTIAL VOTING

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

M.   EQUAL ACCESS

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

N.   BUNDLED PROPOSALS

Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

O.   SHAREHOLDER ADVISORY COMMITTEES

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.  CAPITAL STRUCTURE

A.   COMMON STOCK AUTHORIZATION

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.       REVERSE STOCK SPLITS

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.   BLANK CHECK PREFERRED AUTHORIZATION

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.   SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.   ADJUST PAR VALUE OF COMMON STOCK

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.   PREEMPTIVE RIGHTS

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.   DEBT RESTRUCTURINGS

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

     o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.   SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.  EXECUTIVE COMPENSATION

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII. COMPENSATION PROPOSALS

A.    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

Vote for plans that place a cap on the annual grants any one participant may receive.

B.    AMEND ADMINISTRATIVE FEATURES

Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Generally, vote for amendments to add performance goals to existing compensation plans.

D.    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E.    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F.    SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.   GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5% of outstanding shares).

I.   401(k) EMPLOYEE BENEFIT PLANS

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.  STATE OF INCORPORATION

A.   VOTING ON STATE TAKEOVER STATUTES

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.   VOTING ON REINCORPORATION PROPOSALS

Vote on a case-by-case basis proposals to change a company's state of incorporation.

X.   MERGERS AND CORPORATE RESTRUCTURINGS

A.   MERGERS AND ACQUISITIONS

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

     o    anticipated financial and operating benefits;

     o    offer price (cost vs. premium);

     o    prospects of the combined companies;

     o    how the deal was negotiated; and

     o changes in corporate governance and their impact on shareholder rights.

B.   CORPORATE RESTRUCTURING

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.   SPIN-OFFS

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.   ASSET SALES

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.   LIQUIDATIONS

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.   APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.   CHANGING CORPORATE NAME

Vote on a case-by-case basis proposal to change the corporate name.

XI.  MUTUAL FUND PROXIES

A.   ELECTION OF TRUSTEES

Vote on trustee nominees on a case-by-case basis.

B.   INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a case-by-case basis.

C.   FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.   DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a case-by-case basis.

XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o    the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;

o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o    what other companies have done in response to the issue;

o whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.

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

APPENDIX B: RATINGS

                             CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:


Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.--Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:


aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.


                             SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:


Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

                        VAN ECK WORLDWIDE INSURANCE TRUST


                      WORLDWIDE HARD ASSETS FUND - S CLASS

                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM


Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of five separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, and Worldwide Absolute Return Fund. Worldwide Hard Assets Fund offers three classes of shares: Initial Class, Class R1 and S Class. Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts"). Each Fund has specific investment objectives. This Statement of Additional Information ("SAI") only pertains to the S Class shares of Worldwide Hard Assets Fund (the "Fund"). Van Eck Associates Corporation (the "Adviser") serves as investment adviser to the Fund.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................3
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS..............................4
ASSET-BACKED SECURITIES........................................................4
BORROWING......................................................................5
COLLATERALIZED MORTGAGE OBLIGATIONS............................................5
FOREIGN SECURITIES.............................................................5
EMERGING MARKETS SECURITIES....................................................6
ETFs & INVESTMENTS IN OTHER INVESTMENT COMPANIES...............................6
FOREIGN CURRENCY TRANSACTIONS..................................................7
FUTURES AND OPTIONS TRANSACTIONS...............................................8
REPURCHASE AGREEMENTS..........................................................9
REAL ESTATE SECURITIES........................................................10
COMMERCIAL PAPER..............................................................10
DEBT SECURITIES...............................................................11
DERIVATIVES...................................................................11
CURRENCY SWAPS................................................................12
SHORT SALES...................................................................12
DIRECT INVESTMENTS............................................................12
LOANS ON PORTFOLIO SECURITIES.................................................13
PRECIOUS METALS...............................................................13
INVESTMENT RESTRICTIONS.......................................................13
PORTFOLIO HOLDINGS DISCLOSURE.................................................15
INVESTMENT ADVISORY SERVICES..................................................16
APPROVAL OF ADVISORY AGREEMENT................................................17
THE DISTRIBUTOR...............................................................18
REVENUE SHARING...............................................................19
PORTFOLIO MANAGERS............................................................20
PORTFOLIO MANAGER COMPENSATION................................................20
PORTFOLIO MANAGER SHARE OWNERSHIP.............................................21
OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS..................................21
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................21
PROXY VOTING POLICIES AND PROCEDURES..........................................23

POTENTIAL CONFLICTS OF INTEREST...............................................23
CODE OF ETHICS................................................................24
TRUSTEES AND OFFICERS.........................................................24
2004 COMPENSATION TABLE.......................................................29
PRINCIPAL SHAREHOLDERS........................................................29
PURCHASE OF SHARES............................................................29
VALUATION OF SHARES...........................................................30
TAXES.........................................................................31
REDEMPTIONS IN KIND...........................................................32
PERFORMANCE...................................................................32
DESCRIPTION OF THE TRUST......................................................33
ADDITIONAL INFORMATION........................................................34
FINANCIAL STATEMENTS..........................................................34
APPENDIX A:  PROXY VOTING POLICIES............................................35
APPENDIX B: RATINGS...........................................................47

This SAI is not a prospectus and should be read in conjunction with the Trust's current Prospectus, dated September 26, 2005, for the S Class shares of the Fund, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.


Shareholders are advised to read and retain this SAI for future reference


                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 26, 2005

GENERAL INFORMATION

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.


The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares. There are currently five series of the Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, and Worldwide Absolute Return Fund, all of which offer Initial Class and Class R1 shares. Worldwide Hard Assets Fund additionally offers S Class shares. Shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.


This SAI pertains only to the S Class shares of Worldwide Hard Assets Fund. Worldwide Hard Assets Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT OBJECTIVES AND POLICIES

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Fund will, under normal conditions, invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in "hard asset" securities as defined in the Prospectus.

Because of the Fund's concentration policy, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various hard assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of hard assets; and greater price fluctuations that may be experienced by hard asset securities than the underlying hard asset. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities. The Fund may also invest in derivatives of the securities mentioned above.

High grade debt securities are those that are rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by D&P or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. The Fund may purchase and sell financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio).

The Fund may also invest in "when-issued" securities and "partly paid" securities. The Appendix to this SAI contains an explanation of the rating categories of Moody's and S&P relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category. Although the Fund will not invest in real estate directly, it may invest more than 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles whose assets generally consist primarily of interest in real estate and real estate loans. REITs and other real estate investments of the Fund are subject to certain risks. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets and whose value is expected to be linked to underlying hard assets are excluded from the 10% limitation.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not hard asset securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S&P; Fitch-1 by Fitch; Duff-1 by D&P, or if unrated, will be of comparable high quality as determined by the Adviser.

INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BORROWING

The Fund may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to these borrowings and to sell (within three days) sufficient portfolio holdings to restore this asset coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs, which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that any borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

EMERGING MARKETS SECURITIES

The Fund may invest in securities of companies in developing countries as well as in developed countries. The Fund may have a substantial portion of its assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country that is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain developing countries do not have comprehensive systems of law, although substantial changes have occurred in many such countries in this regard in recent years. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, the Philippines, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed markets.

The securities markets in developing countries can be substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy regarding illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Fund of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

ETFs & INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may acquire shares in other investment companies including foreign investment companies. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including index, bond and commodity-based ETFs. ETFs generally seek to track the performance of various indices or commodity prices. Shares of ETFs have many of the same risks as direct investments in common stocks, bonds or other asset classes. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of closed-end funds and ETF shares may differ from their net asset value. As a shareholder in an investment company, the Fund will bear its ratable shares of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies. The Fund may invest in investment companies managed or sponsored by the Adviser.

FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund, with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts that are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit the Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Fund's custodian will place the securities being hedged, cash or U.S. Government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

Changes in currency exchange rates may affect the Fund's net asset value and performance. There can be no assurance that the Fund's investment adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce the Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Fund will enter into forward contracts to duplicate a cash market transaction. The Fund may enter into currency swaps. See also "Futures and Options Transactions'.

In those situations where foreign currency options of futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the investment adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

FUTURES AND OPTIONS TRANSACTIONS

The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Fund may also buy and sell commodities futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin", to cover any additional obligations it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

The Fund may invest in commodity futures contracts and in options on commodity futures contracts, which involves numerous risks such as leverage, high volatility illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the underlying commodities. If the Fund were required to take delivery of a commodity, it would be deemed illiquid and the Fund would bear the cost of storage and might incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus the Fund could be prevented from liquidating its position and thus be subject to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors-Foreign Securities".

The Fund may also invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Fund because the maximum exposure is the amount of the premiums paid for the options.

The Fund's use of financial futures contracts and options on such futures contracts, and the Fund's use of commodity futures contracts and options on such futures contracts, may reduce the Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest. Because the financial markets in the developing countries are not as developed as those in the United States, these financial investments may not be available to the Fund and the Fund may be unable to hedge certain risks.

The use of financial futures and/or commodity futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the Fund's policy to meet the requirements of the Code to qualify as a regulated investment company to prevent double taxation of the Fund and its shareholders. One of these requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Fund may engage in options and futures contracts transactions may be materially limited by this test.

The Fund may write, purchase or sell covered call or put options. Any options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying assets at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When the Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying asset, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or liquid equity or debt securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Fund may invest in options that are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, and are generally considered illiquid securities.

REPURCHASE AGREEMENTS

The Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will at all times be equal to or in excess of the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

MORTGAGE-BACKED SECURITIES

The Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

Although the Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

COMMERCIAL PAPER

The Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DEBT SECURITIES

The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates, the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain, in a segregated account with their Custodian, an amount of cash or high quality securities equal (on a daily marked-to-market-basis) to the amount of its commitment to purchase the when-issued securities.

The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

DERIVATIVES

To protect against anticipated declines in the value of their investment holdings, the Fund may use options, forward and futures contracts, swaps and structured notes, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Fund's investment adviser deems it desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of cash market transaction when deemed advantageous by the Fund's adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

When the Fund intends to acquire securities or gold bullion or coins for the portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

CURRENCY SWAPS

The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currency. Since currency swaps are individually negotiated, the Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Fund's investment adviser is incorrect in its forecast of market values and currency exchange rates and/or hard assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

SHORT SALES

The Fund may make short sales of equity securities. The Fund will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and
(ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets.

DIRECT INVESTMENTS

The Fund may invest up to 10% of its total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and
(ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases, the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations, or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

LOANS ON PORTFOLIO SECURITIES

The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of their total assets. These loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience a loss if the borrowing broker-dealer breaches its agreement with the Fund.

PRECIOUS METALS

Precious metals trading is a speculative activity, and its markets at times volatile. There may be sharp fluctuations in prices, even during periods of rising prices. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Under current U.S. tax law, the Funds may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Fund may be required, therefore, to hold precious metals or sell them at a loss, or to sell portfolio securities at a gain, when they would not otherwise do so for investment reasons. The Fund incurs additional costs in storing gold bullion and coins, which are generally higher than custodian costs for securities.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares. The Fund may not:

     1. Purchase or sell real estate, although the Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     2. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that the Fund may, for hedging purposes only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. The Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes (except margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation). In addition, the Fund may invest in gold bullion and coins.

     3. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness (such as structured notes, indexed securities and swaps) and (ii) repurchase agreements. The Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

     4. As to 75% of the total assets, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities).

     5. Underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     6. Borrow money, except that the Fund may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities.

     7. Issue senior securities except insofar as the Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin; (iv) commodity futures contracts purchased on margin; and (v) foreign currency swaps.

     8. Invest more than 25 percent of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Worldwide Hard Assets Fund, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     9.   Make investments for the purpose of exercising control or management.

     10. Invest in real estate limited partnerships or in oil, gas or other mineral leases.

      The following policies have been adopted by the Board of Trustees with respect to the Fund and may be changed without shareholder approval.

The Fund may not:

     11. Invest in securities which are (i) subject to legal or contractual restrictions on resale ("restricted securities"), or in securities for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security, if as a result, more than 10% of its total net assets would be invested in such securities, except that the Fund will not invest more than 15% of the value of their total net assets in such securities, and; (ii) "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of its total net assets would be invested in such securities.

     12. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation.

     13. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may purchase or sell puts and calls on foreign currencies and on securities as described under "Futures and Options Transactions" herein and in the Prospectus and that the Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and the Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon, and on commodity futures contracts on gold or other natural resources or an index thereon.

     14. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs.

     15. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges or more than 2% of the value of the assets of a Fund in warrants which are not listed. Warrants acquired in units or attached to securities are not included in this restriction.

     16. Mortgage, pledge or otherwise encumber its assets except to secure borrowings affected within the limitations set forth in these restrictions.

     17. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions, and may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in these restrictions.

     18. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Fund and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

     19. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser beneficially owns more than one-half of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund's shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

These policies and procedures apply to employees of the Fund's investment adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings. These policies and procedures are made available to each service provider.

The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

BEST INTEREST OF THE FUND: Information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds' Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

CONFLICTS OF INTEREST: Should a conflict of interest arise between a Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Fund's officers shall resolve any conflict of interest in favor of the Fund's interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

EQUALITY OF DISSEMINATION: Shareholders of the same Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to a Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

SELECTIVE DISCLOSURE OF PORTFOLIO-RELATED INFORMATION IN CERTAIN CIRCUMSTANCES:
In some instances, it may be appropriate for a Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired advisor or sub-advisor, or disclosure to a rating agency) prior to public dissemination of such information.

CONDITIONAL USE OF SELECTIVELY-DISCLOSED PORTFOLIO-RELATED INFORMATION: To the extent practicable, each of the Fund's officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

COMPENSATION: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

SOURCE OF PORTFOLIO RELATED INFORMATION: All Portfolio-Related Information shall be based on information provided by the Fund's administrator(s)/accounting agent.

The Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

The investment adviser and manager of the Fund is Van Eck Associates Corporation, a Delaware corporation, pursuant to an Advisory Agreement. The Adviser furnishes an investment program for the Fund and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

The Adviser or its affiliates provide the Fund with office space, facilities and simple business equipment and provide the services of consultants, executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

The Advisory Agreement provides that it shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both
(i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

The expenses borne by the Fund include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of the Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

The management fee for the Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and ..70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services.

For the years ended December 31, 2002, 2003, and 2004, the Adviser earned fees with respect to the Fund of $1,049,706, $1,074,234, and $1,704,203 respectively. There were no fee waivers or expense reimbursements with respect to this Fund for 2002 and 2003. For 2004, the fee waived for the Fund was $8,000, resulting in net fees of $1,696,203.

Under the Advisory Agreements, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Fund. For these services, the agreements provide for reimbursement to the Adviser.

APPROVAL OF ADVISORY AGREEMENT

In considering the renewal of the investment advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on April 19 and 20, 2005 to specifically consider the renewal of each Fund's investment advisory agreement. This information included, among other things, the following:

     o The Adviser's response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;
     o An independent report comparing the management fees and non-investment management expenses of each Fund with those of comparable funds;
     o An independent report comparing Fund investment performance to relevant peer groups of funds and appropriate indices;
     o Presentations by the Adviser's key investment personnel with respect to the Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;
     o Reports with respect to the Adviser's brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars;
     o The Adviser's financial statements and business plan with respect to its mutual fund operations;
     o A profitability analysis with respect to each Fund and the Van Eck complex of mutual funds as a whole; and
     o    Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates;
(2) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Funds' custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser's willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the

Adviser's development and use of proprietary fair valuation models with respect to foreign securities; (6) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (7) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (8) the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Funds and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing alternative investment products, including hedge funds that invest in the same financial markets and are managed by the same investment professionals as the Funds.
The Board concluded that the management of these products contributes to the Adviser's financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and these alternative products and for resolving any such conflicts of interest in a fair and equitable manner.

With respect to the Fund, the Board concluded that, in light of the services rendered and the costs associated with providing such services, the profits, if any, realized by the Adviser from managing the Fund are not unreasonable. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board also considered additional specific factors and related conclusions with respect to the Worldwide Hard Assets Fund. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the one-year, two-year and three-year periods ended December 31, 2004; (2) the Adviser has taken action to strengthen the Fund's investment team by adding a key energy sector analyst; and (3) the Fund's management fees and expense ratio are above average but within the range of management fees and expense ratios, respectively, for its peer group.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory agreements for an additional one-year period.

THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.


The Fund's S Class has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Fees paid by the S Class shares under the Plan will be used for servicing and/or distribution expenses of the Distributor and to compensate insurance companies, brokers and dealers, and other financial institution which sell S Class shares of the Fund, or provide servicing. The Plan is a compensation type plan with a carry forward provision, which allows the Distributor to recoup distribution expenses in the event that the Plan is terminated. However, the Distributor has waived its right to recoup such expenses through May 1, 2006. Under the Plan, the S Class shares are sold with a 0.15% distribution fee, although the Plan authorizes a distribution fee of up to 0.25%. Shares of the Initial and R1 Classes are not subject to the expenses of the Plan.


Pursuant to the Plan, the Distributor provides the Fund, at least quarterly, with a written report of the amounts expended under the Plan, and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis. The Plan is re-approved annually by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

The Plan shall continue in effect provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information, see the Prospectus.

REVENUE SHARING

     The Distributor has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

PORTFOLIO MANAGERS

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser.

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989 as a portfolio manager and the Chief Investment Officer of the Adviser. Mr. van Eck has over 15 years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck also serves as a portfolio manager for the Hard Assets hedge funds (listed herein), and co-portfolio manager of Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., which are hedge funds through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

PORTFOLIO MANAGER COMPENSATION

Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.

PORTFOLIO MANAGER SHARE OWNERSHIP


The following table represents the share ownership of each member of the Fund's investment team.(+/-)

                                                      AGGREGATE DOLLAR RANGE
                                                      OF EQUITY SECURITIES
                                                       IN ALL REGISTERED
    NAME OF                  DOLLAR RANGE             INVESTMENT COMPANIES
INVESTMENT  TEAM          OF EQUITY SECURITIES            OVERSEEN BY
     MEMBER                  IN THE FUND(oo)      FAMILY OF INVESTMENT COMPANIES

Charles Cameron                  None                 $100,000 - $500,000

Joseph Foster                    None                  $10,001 - $50,000

Samuel Halpert                   None                  $10,001 - $50,000

Gregory Krenzer                  None                  $10,001 - $50,000

Charl Malan                      None                  $10,001 - $50,000

Shawn Reynolds                   None                          0

Derek van Eck                    None                $500,000 - $1,000,000

(+/-)The valuation date for the Portfolio Manager Share Ownership table is March
     31, 2005.
(oo) In this context, "the Fund" means the Van Eck Worldwide Insurance Trust.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Certain of the above-referenced portfolio managers and investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.

                                                    Total Assets in
                                                    Accounts Managed           Total Assets in
                         Number of Accounts         within Other               Accounts Managed
                         Managed Outside            Registered                 within Other                 Total Assets in
Name of Portfolio        the Van Eck mutual         Investment                 Pooled Investment            Other Accounts
Manager                  fund complex               Companies                  Vehicles                     Managed
Charles Cameron          2                          n/a                        1.9 million                  n/a

Joseph Foster            5                          n/a                        54.7 million                 351.49 million

Samuel Halpert           0                          n/a                        n/a                          n/a

Gregory Krenzer          0                          n/a                        n/a                          n/a

Charl Malan              0                          n/a                        n/a                          n/a

Shawn Reynolds           0                          n/a                        n/a                          n/a

Derek van Eck            5                          n/a                        468.2 million                n/a

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Fund's portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors, which the Adviser considers in making such allocations, are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

While it is the policy of the Fund generally not to engage in trading for short-term gains, the Fund will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of the Fund may vary greatly from year to year.

For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates for Worldwide Hard Assets Fund were 63%, 43%, and 60% respectively.

The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

For the years ended December 31, 2002, December 31, 2003, and December 31, 2004, the Fund paid $307,209, $264,274 and $441,886 in brokerage commissions, respectively.

For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Fund paid $303,255, $261,414, and $291,606, respectively, in commissions to broker-dealers providing research and other services, representing,99%, 99% and 66%, respectively, of total commissions paid by such funds.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

Proxies for the Fund's portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

POTENTIAL CONFLICTS OF INTEREST

The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance
Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Fund.

AUDIT COMMITTEE

During the 2004 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

GOVERNANCE COMMITTEE

During the 2004 fiscal year, the members of the Governance Committee of the Board of Trustees were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters.

The Independent Trustees are solely responsible for nominating Independent Trustee candidates for election by shareholders and appointing additional Independent Trustees. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Funds, other Van Eck funds, the Adviser or any affiliated persons, any potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

TRUSTEE  INFORMATION

The Trustees of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S      POSITION(S)      TERM OF            PRINCIPAL                    NUMBER OF              OTHER
 NAME, ADDRESS(1)           HELD         OFFICE(2)         OCCUPATION(S)                  PORTFOLIOS         DIRECTORSHIPS
 AND DATE OF BIRTH        WITH FUND         AND             DURING PAST                       IN                 HELD:
                                         LENGTH OF           FIVE YEARS                  FUND COMPLEX
                                           TIME                                          OVERSEEN BY
                                          SERVED                                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck(3)          Trustee        Since        Director, Van Eck Associates           9          Trustee of two other
42(t)                                     1998         Corporation; President and                        investment companies
                                                       Director, Van Eck Securities                      advised by the Adviser.
                                                       Corporation and other
                                                       affiliated companies; President
                                                       and Director, Van Eck Capital,
                                                       Inc.; President and Director,
                                                       Van Eck Absolute Return
                                                       Advisers Corporation; Director,
                                                       Greylock Capital Associates LLC.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Cowell          Trustee        Since        Private investor.                      9          Director, West Indies &
78(P)(++)                                 1985                                                           Caribbean Development
                                                                                                         Ltd.; Trustee of two
                                                                                                         other investment
                                                                                                         companies advised by the
                                                                                                         Adviser.
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman          Trustee        Since        Consultant.                            9          Director, Greif, Inc.;
70(P)(++)                                 1994                                                           Trustee of two other
                                                                                                         investment companies
                                                                                                         advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Ralph F. Peters            Trustee        Since        Private investor, February             9          Trustee of two other
76(P)(++)                                 1987         2002-present; Director, Sun                       investment companies
                                                       Life Insurance Company of New                     advised by the Adviser.
                                                       York, through February 2002.


------------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S      POSITION(S)      TERM OF            PRINCIPAL                    NUMBER OF              OTHER
 NAME, ADDRESS(1)           HELD         OFFICE(2)         OCCUPATION(S)                  PORTFOLIOS         DIRECTORSHIPS
 AND DATE OF BIRTH        WITH FUND         AND             DURING PAST                       IN                 HELD:
                                         LENGTH OF           FIVE YEARS                  FUND COMPLEX
                                           TIME                                          OVERSEEN BY
                                          SERVED                                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
R. Alistair Short          Trustee        Since        Managing Director, The                 9          Director, Techbanc, Inc.
52(P)(++)                                 June         GlenRockGroup, LLC (private                       (venture capital
                                          2004         equity investment firm), May 1,                   company).
                                                       2004 to present; Director,
                                                       Techbanc, Inc., August 1999-
                                                       present; President, Apex
                                                       Capital Corporation (personal
                                                       invesment vehicle), Jan. 1999 -
                                                       May 1, 2004; President, Matrix
                                                       Global Investments (investment
                                                       company), July 1997 - Jan. 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger      Trustee        Since        President and CEO,                     9          Partner and Co-founder,
46(P)(++)                                 1994         SmartBrief.com.                                   Quest Partners, LLC;
                                                                                                         Executive Vice
                                                                                                         President, Chief
                                                                                                         Operating Officer and
                                                                                                         Director of NuCable
                                                                                                         Resources Corporation;
                                                                                                         Trustee of two other
                                                                                                         investment companies
                                                                                                         advised by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED DIRECTOR

The Van Eck family currently owns 100% of the shares of the Adviser, a Delaware corporation, pursuant to an Investment Advisory Agreement with the Trust. John
C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

Additionally, Jan F. van Eck is currently a Director of the Adviser and a Director of the Distributor. He also owns shares in the Funds' Adviser. Jan van Eck is thus considered an interested trustee.

OFFICER INFORMATION


The Officers of the Trust, as of June 30, 2005, their address, positions with the Trust, ages and principal occupations during the past five years are set forth below.

-----------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S    POSITION(S) HELD        TERM OF                  PRINCIPAL OCCUPATIONS
     ADDRESS(1)           WITH FUND         OFFICE(2) AND               DURING PAST FIVEYEARS
 AND DATE OF BIRTH                         LENGTH OF TIME
                                               SERVED
-----------------------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------------------
Charles T. Cameron    Vice President      Since 1996         President, Worldwide Bond Fund, Director of
43                                                           Trading, Van Eck Associates Corporation;
                                                             Co-Portfolio Manager, Worldwide Bond Fund
                                                             Series; Officer of another investment
                                                             company advised by the Adviser.
-----------------------------------------------------------------------------------------------------------
Keith Carlson         Chief Executive     Since 2004         Managing Director, Van Eck Securities
49                    Officer and                            Corporation since February 2004; Private
                      President                              Investor, June 2003-January 2004;
                                                             Independent Consultant, Waddell & Reed,
                                                             Inc., April 2003-May 2003; Senior Vice
                                                             President, Waddell & Reed, Inc.,
                                                             December 2002-March 2003; President/Chief
                                                             Executive Officer/Directors, Ivy Mackenzie
                                                             Distributors, Inc., June 1993-December 2002;
                                                             Chairman/Director/President, Ivy Mackenzie
                                                             Services Corporation, June 1993-December 2002;
                                                             Chairman/Director/Senior Vice President, Ivy
                                                             Management Inc., January 1992-December 2002;
                                                             President/Chief Executive Officer/Director/
                                                             Executive Vice President/Senior Vice President,
                                                             April 1985-December 2002.
-----------------------------------------------------------------------------------------------------------
Susan C. Lashley      Vice President      Since 1988         Vice President, Van Eck Associates
50                                                           Corporation; Vice President, Mutual Fund
                                                             Operations, Van Eck Securities Corporation;
                                                             Officer of two other investment companies
                                                             advised by the Adviser.
-----------------------------------------------------------------------------------------------------------
Thomas K. Lynch       Vice President      Since 2005         Vice President, Treasurer and Controller, Van
49                    and Treasurer                          Eck Associates Corporation, since April 2005;
                                                             Second Vice President, Investment Reporting,
                                                             Teachers Personal Investors Services, Inc.,
                                                             September 1996 to April 2005; Director, TIAA-
                                                             CREF Individual & Institutional Services, Inc.,
                                                             January 1996 to April 2005.
-----------------------------------------------------------------------------------------------------------
Patricia A. Maxey     Vice President,     Since 2004         Van Eck Associates Corporation since
38                    Secretary, and                         February 2004; Associate, Kirkpatrick &
                      Chief Compliance                       Lockhart LLP (law firm), 2001 - February
                      Officer                                2004; Associate General Counsel, Legg Mason
                                                             Wood Walker, Inc., 1999-2000.
-----------------------------------------------------------------------------------------------------------
Bruce J. Smith        Senior Vice         Since 1985         Senior Vice President and Chief Financial
50                    President and                          Officer, Van Eck Associates Corporation,
                      Chief Financial                        Van Eck Securities Corporation and other
                      Officer                                affiliated companies; Officer of two other
                                                             investment companies advised by the Adviser.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S    POSITION(S) HELD        TERM OF                  PRINCIPAL OCCUPATIONS
     ADDRESS(1)           WITH FUND         OFFICE(2) AND               DURING PAST FIVEYEARS
 AND DATE OF BIRTH                         LENGTH OF TIME
                                               SERVED
-----------------------------------------------------------------------------------------------------------
Derek S. van Eck(3)   Executive Vice      Since 2004         Executive Vice President, Van Eck Funds;
41(t)(+)              President                              President of Worldwide Hard Assets Fund
                                                             series and the Worldwide Real Estate Fund
                                                             series of Van Eck Worldwide Insurance Trust
                                                             and the Global Hard Assets Fund series of Van
                                                             Eck Funds; Executive Vice President and
                                                             Director, Global Investments; President and
                                                             Director of Van Eck Associates Corporation;
                                                             Executive Vice President and Director, Van Eck
                                                             Securities Corporation and other affiliated
                                                             companies; Director, Greylock Capital
                                                             Associates LLC.
-----------------------------------------------------------------------------------------------------------

      ----------------

      (1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

      (2) Each Trustee serves until his resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees,which provides that independent trustees shall resign from the board on December 31 of the year such trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.

      (3) Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the Board as of December 31, 2003.

      (t) An "interested person" as defined in the 1940 Act. Jan F. van Eck and Derek S. van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

      (++) Member of the Governance Committee.

      (P)  Member  of  Audit  Committee--reviews  fees,  services,   procedures,
           conclusions and recommendations of registered public accounting firms.

      (+)  Mr. Derek van Eck retired from the Board as of June 1, 2004.


                             TRUSTEE SHARE OWNERSHIP

                                                         AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                          SECURITIES IN ALL
                                                      REGISTERED INVESTMENT
                            DOLLAR RANGE OF           COMPANIES OVERSEEN BY
                           EQUITY SECURITIES          DIRECTOR IN FAMILY OF
NAME OF DIRECTOR             IN THE TRUST(+/-)         INVESTMENT COMPANIES

--------------------------------------------------------------------------------
Jan F. van Eck                     0                       Over $100,000
Ralph F. Peters                    0                         $1-10,000
David J. Olderman                  0                            None
R. Alastair Short                  0                            None
Richard D. Stamberger              0                       Over $100,000
Richard C. Cowell                  0                            None

(+/-) The valuation date for the Trustee Share Ownership table is December 31, 2004.

                             2004 COMPENSATION TABLE

A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board at the April 2004 Board meeting. The trustee compensation schedule generally includes i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the trustee participates either in person or via telephone,
iii) a fee in the amount of $2,500 per quarter to the "Lead Trustee," and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee.

The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2004. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

                                                 VAN ECK WORLDWIDE
                           VAN ECK WORLDWIDE      INSURANCE TRUST     TOTAL FUND
                            INSURANCE TRUST          (DEFERRED          COMPLEX
                        (CURRENT TRUSTEES FEES)     COMPENSATION)    COMPENSATION (a)
                        -----------------------  ------------------  ----------------
Richard C. Cowell               $17,661                  $0              $40,250
David J. Olderman               $22,478                  $0              $50,250
Ralph F. Peters                 $15,565                  $0              $39,250
Richard D. Stamberger           $14,014                $4,672            $42,500
R. Alastair Short               $12,109                  $0              $25,000
Jan F. van Eck                    N/A                    N/A               N/A

----------
(a) The term "Fund Complex" refers to the Funds of the Trust and all other funds (including all of their portfolios) advised by the Adviser. The Trustees are paid a fee for their services to the Trust and other funds in the Fund Complex. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.

PRINCIPAL SHAREHOLDERS

As of March 31, 2005, shareholders of record of 5% or more of the outstanding shares of the Initial Class shares of the Fund were as follows:


------------------------------------------------------------
INSURANCE COMPANY                                WWHA
------------------------------------------------------------
Nationwide Life Insurance Company                   47.576%
New York Life Insurance & Annuity Corp.             34.691%
Jefferson National Life Insurance Company             0.00%
Security Life of Denver Insurance Company             0.00%
Midland National Life                                 0.00%

PURCHASE OF SHARES

The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is a Fund's best interest to do so. Certificates for shares of the Fund will not be issued.

VALUATION OF SHARES

The net asset value per share of the Fund is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share.

The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

TAXES

This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

The Portfolio serves as the underlying investment for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer.

The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.

REDEMPTIONS IN KIND

The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

PERFORMANCE

The Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T) = ERV

      Where:      P    =     a hypothetical initial payment of $1,000
                  T    =     average annual total return
                  n    =     number of years
                  ERV  =     ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period

The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                   6
                         YIELD = 2[((A-B)/(CD) + 1) - 1]

      Where:      A   =   dividends and interest earned during the period
                  B   =   expenses accrued for the period (net of reimbursement)
                  C   =   the average daily number of shares outstanding during
                          the period that was entitled to receive dividends
                  D   =   the maximum offering price per share on the last day
                          of the period after adjustment for payment of dividends within 30 days thereafter

The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

      Where:      A   =   initial investment
                  B   =   value at end of period
                  ATR =   aggregate total return

The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Performance figures of a Fund are not useful for comparison purposes, because they do not reflect the charges and deductions at the separate account level.

DESCRIPTION OF THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, described herein and Worldwide Absolute Return Fund, described in a separate SAI.

Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds, and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund's investment objective, policies and restrictions, which together with changes approved by the Board of Trustees, resulted in the Worldwide Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

      CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

      TRANSFER AGENT. Forum Financial Group LLC, Two Portland Square, Portland, Maine 04101, serves as the Funds' transfer agent.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

      COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The financial statements of the Initial class and R1 class of Worldwide Hard Assets Fund for the fiscal year ended December 31, 2004, are incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

APPENDIX A:  PROXY VOTING POLICIES

ADOPTED JULY 30, 2003
AMENDED APRIL 20, 2004
AMENDED APRIL 14, 2005

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

      RESOLVING MATERIAL CONFLICTS OF INTEREST
      ----------------------------------------

o A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

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

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

REASONABLE RESEARCH EFFORTS

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

      VOTING CLIENT PROXIES
      ---------------------

o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

o The portfolio manager or analyst covering the security is responsible for making voting decisions.

o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

o For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

      CLIENT INQUIRIES
      ----------------

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.

DISCLOSURE TO CLIENTS
---------------------

o     Notification of Availability of Information

Client Brochure. The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

o     Availability of Proxy Voting Information

At the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.

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

RECORDKEEPING REQUIREMENTS
--------------------------

o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

      -    proxy statements received;

      -    identifying number for the portfolio security;

      -    shareholder meeting date;

      -    brief identification of the matter voted on;

      -    whether the vote was cast on the matter and how the vote was cast;

      - how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

      - records of written client requests for information on how VEAC voted proxies on behalf of the client;

      - a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

      - any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

PROXY VOTING GUIDELINES

I.    GENERAL INFORMATION

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

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

II.   OFFICERS AND DIRECTORS

A.    The Board of Directors

DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a case-by-case basis for director nominees, examining factors such as:
      o     long-term corporate performance record relative to a market index;
      o     composition of board and key board committees;
      o     nominee's investment in the company;
      o     whether a retired CEO sits on the board; and
      o     whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

      o     corporate governance provisions and takeover activity;
      o     board decisions regarding executive pay;
      o     director compensation;
      o     number of other board seats held by nominee; and
      o     interlocking directorships.

B.    CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.    MAJORITY OF INDEPENDENT DIRECTORS

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.    STOCK OWNERSHIP REQUIREMENTS

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.    TERM OF OFFICE

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

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

F.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G.    DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

o long-term financial performance of the target company relative to its industry;

o     management's track record;

o     background to the proxy contest;

o     qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

o     stock ownership positions.

H.    BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.    SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.    SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

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

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.  PROXY CONTESTS

A.    REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.   AUDITORS

A.    RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.    SHAREHOLDER VOTING AND CONTROL ISSUES

A.    CUMULATIVE VOTING

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B.    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.    POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

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

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.    FAIR PRICE PROVISION

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.    GREENMAIL

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

H.    UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations

I.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

J.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

K.    WHITE KNIGHT PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

L.    CONFIDENTIAL VOTING

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

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

Generally, vote for management proposals to adopt confidential voting.

M.    EQUAL ACCESS

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

N.    BUNDLED PROPOSALS

Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

O.    SHAREHOLDER ADVISORY COMMITTEES

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.   CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.    STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.    REVERSE STOCK SPLITS

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.    BLANK CHECK PREFERRED AUTHORIZATION

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.    SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

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

F.    ADJUST PAR VALUE OF COMMON STOCK

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.    PREEMPTIVE RIGHTS

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.    DEBT RESTRUCTURINGS

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

o     BANKRUPTCY  - Is the threat of  bankruptcy,  which would  result in severe
      losses  in   shareholder   value,   the  main  factor   driving  the  debt
      restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.    SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.  EXECUTIVE COMPENSATION

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII. COMPENSATION PROPOSALS

A.    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

Vote for plans that place a cap on the annual grants any one participant may receive.

B.    AMEND ADMINISTRATIVE FEATURES

Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Generally, vote for amendments to add performance goals to existing compensation plans.

D.    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

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

E.    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F.    SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.    GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.    EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

I.    401(k) EMPLOYEE BENEFIT PLANS

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.   STATE OF INCORPORATION

A.    VOTING ON STATE TAKEOVER STATUTES

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.    VOTING ON REINCORPORATION PROPOSALS

Vote on a case-by-case basis proposals to change a company's state of incorporation.

X.    MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

      o     anticipated financial and operating benefits;

      o     offer price (cost vs. premium);

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

      o     prospects of the combined companies;

      o     how the deal was negotiated; and

      o changes in corporate governance and their impact on shareholder rights.

B.    CORPORATE RESTRUCTURING

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.    SPIN-OFFS

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.    ASSET SALES

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.    LIQUIDATIONS

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.    APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.    CHANGING CORPORATE NAME

Vote on a case-by-case basis proposal to change the corporate name.

XI.   MUTUAL FUND PROXIES

A.    ELECTION OF TRUSTEES

Vote on trustee nominees on a case-by-case basis.

B.    INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a case-by-case basis.

C.    FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.    DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a case-by-case basis.

XII.  SOCIAL AND ENVIRONMENTAL ISSUES

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

      o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

      o     the percentage of sales, assets and earnings affected;

      o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;

      o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

      o     whether  the  company's   analysis  and  voting   recommendation  to
      shareholders is persuasive;

      o     what other companies have done in response to the issue;

      o whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

      o whether the subject of the proposal is best left to the discretion of the board.

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

APPENDIX B: RATINGS

                             CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

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

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.--Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.

                             SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                     PART C
                                OTHER INFORMATION

ITEM 23.    EXHIBITS.


(a)   (1)   Master Trust Agreement. (1)

      (2)   Amendment No. 1 to Master Trust Agreement. (1)

      (3)   Amendment No. 2 to Master Trust Agreement. (1)

      (4)   Amendment No. 3 to Master Trust Agreement. (1)

      (5)   Amendment No. 4 to Master Trust Agreement. (1)

      (6)   Amendment No. 5 to Master Trust Agreement. (1)

      (7)   Amendment No. 6 to Master Trust Agreement. (1)

      (8)   Amendment No. 7 to Master Trust Agreement. (1)

      (9)   Amendment No. 8 to Master Trust Agreement. (1)

      (10)  Amendment No. 9 to Master Trust Agreement. (1)

      (11)  Amendment No. 10 to Master Trust Agreement. (1)

      (12)  Amendment No. 11 to Master Trust Agreement. (1)

      (13)  Amendment No. 12 to Master Trust Agreement. (1)

      (14)  Amendment No. 13 to Master Trust Agreement. (3)

      (15)  Amendment No. 14 to Master Trust Agreement.(4)

      (16)  Amendment No. 15 to Master Trust Agreement. (4)


      (17)  Amendment No. 16 to Master Trust Agreement - filed herewith.


(b)   By-Laws of Registrant. (1)

(c)   (1)   Rights  of security  holders are  contained  in  Articles IV,  V and
            VI of the  Registrant's  Master  Trust  Agreement,  as amended,  and
            Article  9  of  the   Registrant's   By-Laws,   both  of  which  are
            incorporated by reference above.

      (2) Form of certificate of shares of beneficial interest of Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund). (1)


(d)   (1)   Advisory Agreement. (3)

      (2) Form of Sub-Advisory Agreement with respect to Worldwide Absolute Return Fund. (3)

            (i) Schedule of Parties to Sub-Advisory Agreements with respect to Worldwide Absolute Return Fund. (5)

            (ii)  Gotham Advisors, Inc. Sub-Advisory Agreement. (5)

 (e)  (1)   Distribution Agreement  with respect  to Worldwide Hard  Assets Fund
            (formerly Gold and Natural  Resources Fund) and Worldwide Bond Fund.
            (1)

            (i) Amendments to Distribution Agreement (Worldwide Emerging Markets) (4)

            (ii)  Amendment to Distribution Agreement (Worldwide Real Estate
                  Fund) (4)

            (iii) Amendment to Distribution Agreement (Worldwide Absolute Return
                  Fund) (4)

      (2) Distribution Agreement with respect to Worldwide Absolute Return Fund and Worldwide Ultra Short-Term Income Fund. (3)

      (3)   Fund Participation Agreement. (1)

(f)   Not Applicable.

(g)   Custodian Agreement. (2)

(h)   (1)   Shareholder Services Agreement with CNA. (5)


(i)   Opinion and Consent of Counsel - filed herewith.

(j)   (1)   Consent of Independent Registered Public Accounting Firm - filed herewith.

      (2)   Power of Attorney - filed herewith.


(k)   Not Applicable.

(l) Subscription Agreements for Registrant's initial series, Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund) and Worldwide Bond Fund (formerly Global Bond Fund). (1)


(m)   Form of 12b-1 Plan for S Class Shares. (7)


(n)   (1)   Multiple Class Plan pursuant to 18f-3. (4)

      (2)   Form of Multiple Class Plan pursuant to 18f-3 adding S Class. (7)

(o)   Reserved.

(p)   (1)   Code of Ethics of the Registrant, its Investment Adviser and its
            Principal Underwriter. (2)


      (2)   Code of Ethics for Sub-Advisers. (4)


------------

(1) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 1, 1999.
(2) Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 6, 2001.
(3) Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 27, 2003.
(4) Incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 30, 2004.
(5) Incorporated by reference to Post Effective Amendment No. 27 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed February 25, 2005.
(6) Incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed April 27, 2005.


(7) Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed June 27, 2005.


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

      Not Applicable.

ITEM 25.    INDEMNIFICATION.

      Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, Item 7 of the Advisory Agreement, Item 8 of the Subadvisory Agreements and Section 5 of the Distribution Agreements.

      The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

      Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption "Trustees and Officers" in the Registrant's Statement of Additional Information and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21340), both of which are incorporated herein by reference.

      Analytic Investors, Inc. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Analytic Investors, Inc. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Analytic Investors, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7082) is incorporated herein by reference.

      AXA Rosenberg Investment Management LLC serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of AXA Rosenberg Investment Management LLC under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg Investment Management LLC set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

      Gartmore Mutual Fund Capital Trust (formerly, also known as Gartmore Global Investments) serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Gartmore Mutual Fund Capital Trust under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Gartmore Mutual Fund Capital Trust set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56370) is incorporated herein by reference.

      Gotham Advisors, Inc. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Gotham Advisors, Inc. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Gotham Advisors, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40467) is incorporated herein by reference.

      Martingale Asset Management, L.P. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Martingale Asset Management, L.P. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Martingale Asset Management, L.P. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-30067) is incorporated herein by reference.

      PanAgora Asset Management, Inc. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of PanAgora Asset Management, Inc. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PanAgora Asset Management, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-35497) is incorporated herein by reference.

ITEM 27.    PRINCIPAL UNDERWRITERS

      (a)  Van  Eck  Securities  Corporation,   principal  underwriter  for  the
Registrant, also distributes shares of Van Eck Funds and Van Eck Funds, Inc.

      (b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation for the fiscal year ended December 31, 2004:

NAME AND PRINCIPAL BUSINESS    POSITIONS AND OFFICES    POSITIONS AND OFFICES
ADDRESS                        WITH UNDERWRITER         WITH REGISTRANT
--------------------------------------------------------------------------------

Keith J. Carlson               Managing Director        Chief Executive Officer
99 Park Avenue                                          and President
New York, NY 10016

Keith A. Fletcher              Executive Vice           None
99 Park Avenue                 President and Director
New York, NY 10016

Patricia A. Maxey              Vice President and       Vice President,
99 Park Avenue                 Secretary                Secretary and Chief
New York, NY 10021                                      Compliance Officer

NAME AND PRINCIPAL BUSINESS    POSITIONS AND OFFICES    POSITIONS AND OFFICES
ADDRESS                        WITH UNDERWRITER         WITH REGISTRANT
--------------------------------------------------------------------------------

Bruce J. Smith                 Chief Financial Officer  Vice President and
99 Park Avenue                 and FINOP                Treasurer
New York, NY 10016

Jan F. van Eck                 President and Director   Trustee
99 Park Avenue
New York, NY 10016

Derek S. van Eck               Director                 Executive Vice President
99 Park Avenue
New York, NY 10016


      (c) Not Applicable


ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

      The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder is set forth below.

      Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4),
31a-1(b)(5), 31a-1(b)(6),  31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9),  31a-1(b)(10),
31a-1(b)(11),  31a-1(b)(12),  31a-1(d),  31a-1(f),  31a-2(a)(1) and 31a-2(e) are
located at Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016.

      Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016.

      Accounts, books and records regarding the custodian and custodial services are located at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110,

      Accounts,   books  and  documents   maintained  pursuant  to  17  CFR  270
31a-1(b)(2)(iv) and 31a-2(a)(1) are located at Citigroup Global Transaction Services, Two Portland Square, Portland, Maine 04101.

      Accounts,   books  and  documents   maintained  pursuant  to  17  CFR  270
31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

      All other records are maintained at the offices of the Registrant at 99 Park Avenue, New York, NY 10016.

ITEM 29.    MANAGEMENT SERVICES.

      None

ITEM 30.    UNDERTAKINGS.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on this 23rd day of September 2005.


                                    VAN ECK WORLDWIDE INSURANCE TRUST


                                    By: /s/ Keith J. Carlson
                                        --------------------------------------
                                        Name: Keith J. Carlson
                                        Title: President & Chief Executive
                                        Officer


      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 31 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                      TITLE                                DATE
----------------------------- -----------------------------   ----------------

/s/ Keith J. Carlson           Chief Executive Officer &      September 23, 2005
-----------------------------  President
Keith J. Carlson

/s/ Bruce J. Smith             Vice President & Treasurer     September 23, 2005
-----------------------------
Bruce J. Smith

/s/ Richard Cowell             Trustee                        September 23, 2005
-----------------------------
Richard Cowell*

/s/ Ralph F. Peters            Trustee                        September 23, 2005
-----------------------------
Ralph F. Peters*

/s/ David J. Olderman          Trustee                        September 23, 2005
-----------------------------
David J. Olderman*

/s/ Richard D. Stamberger      Trustee                        September 23, 2005
-----------------------------
Richard D. Stamberger*

/s/ R. Alastair Short          Trustee                        September 23, 2005
-----------------------------
R. Alastair Short*

SIGNATURE                      TITLE                                DATE
----------------------------- -----------------------------   ----------------

/s/ Jan F. van Eck             Trustee                        September 23, 2005
-----------------------------
Jan F. van Eck*


* By: /s/ Thaddeus Leszczynski
------------------------------
     Thaddeus Leszczynski
     Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit
Number      Description
------      -----------

(a) (17)    Amendment No. 16 to Master Trust Agreement

(i)         Opinion & Consent of Counsel

(j)(1)      Consent of Independent Registered Public Accounting Firm

(j)(2)      Power of Attorney